Exhibit 99.1

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Weiru Fang (admitted pro hac vice)

Ameneh Bordi (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	weiru.fang@sidley.com
abordi@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:		Chapter 11

EBIX, INC., et al.[1]		Case No. 23-80004 (SWE)

	Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

JULY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, and the allocation of the purchase price consideration for the North America life & annuity assets between various debtor entities, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. Pending completion of these items, the related purchase price consideration, as adjusted for certain purchase price adjustments, is presented within postpetition payables in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North

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American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed May 2024 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

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8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: Bank accounts were established both pre-filing and post-filing in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has not passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Escrow Amounts Received: In accordance with the Second Amended Plan Support Agreement, dated July 22, 2024, by and between the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees, in their capacity collectively as stalking horse plan sponsor, and the Debtors, the Deposit, Additional Amounts, and Extended Emergence Funding (each as defined therein) amount have been placed into the Deposit Escrow Account (as defined therein). In accordance with the Order (I) Approving Bid Procedures for Non-L&A Assets, Equity, and Plan Sponsorship Rights and Authorizing the Sale Transactions; (II)

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Approving Notices in Connection with the Transactions; and (III) Granting Related Relief [Docket No. 514] (the “Bid Procedures Order”), the “Good Faith Deposit” (as defined in the Bid Procedures Order) from each of Fortium Investments Inc. and Aurionpro Solutions Limited are held in escrow in accordance with the Bid Procedures Order.

17.

Post-petition Estimated Tax Payments: The Debtors have timely submitted postpetition tax returns or received extensions of time for such filings as of the end of the reporting period. It is intended that the Debtors or Post-Effective Date Debtors (as defined in the Plan [Docket No. 847-2]), as applicable, will file and pay all applicable postpetition taxes when due. In particular, the Plan Sponsor has specifically agreed that the Post-Effective Date Debtors will satisfy any tax liabilities arising from the sale of the Debtors’ L&A Assets, if any.

18.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS

In Re. Ebix, Inc.	§	Case No.	23-80004
§
	§	Lead Case No.	23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	07/31/2024	Petition Date:	12/17/2023

Months Pending: 8	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	230

Debtor’s Full-Time Employees (as of date of order for relief):	425

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☒ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

08/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$12,687,924

b. Total receipts (net of transfers between accounts)	$18,260,845	$132,731,845

c. Total disbursements (net of transfers between accounts)	$13,816,855	$109,751,474

d. Cash balance end of month (a+b-c)	$17,131,914

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$13,816,855	$109,751,474

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$7,377,289

b. Accounts receivable over 90 days outstanding (net of allowance)	$5,426,251

c. Inventory (Book Market Other (attach explanation))	$88,275

d. Total current assets	$194,335,786

e. Total assets	$583,406,559

f. Postpetition payables (excluding taxes)	$458,645,751

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$265,320

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$458,911,071

k. Prepetition secured debt	$339,829,895

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$309,280,051

n. Total liabilities (debt) (j+k+l+m)	$1,108,021,017

o. Ending equity/net worth (e-n)	$-524,614,458

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$4,000,000	$349,900,000

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$333,521,553

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$4,000,000	$16,378,447

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$3,858,393

b. Cost of goods sold (inclusive of depreciation, if applicable)	$4,620,629

c. Gross profit (a-b)	$-762,236

d. Selling expenses	$526,846

e. General and administrative expenses	$2,053,550

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$348,187

h. Interest	$173,770

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$611,510

k. Profit (loss)	$-4,476,100	$-48,701,366

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$4,820,321	$36,848,522	$4,820,321	$36,848,522
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Mayer Brown LLP	Other	$840,139	$5,222,166	$840,139	$5,222,166
	ii	FTI Consulting	Financial Professional	$364,730	$2,392,335	$364,730	$2,392,335
	iii	Jefferies Finance LLC	Financial Professional	$480,051	$5,656,278	$480,051	$5,656,278
	iv	Omni Agent Solutions Inc	Other	$283,765	$928,503	$283,765	$928,503
	v	AlixPartners	Financial Professional	$0	$8,065,790	$0	$8,065,790
	vi	Sidley Austin LLP	Lead Counsel	$1,882,392	$7,609,824	$1,882,392	$7,609,824
	vii	McDermott Will & Emery LLP	Other	$160,202	$2,412,804	$160,202	$2,412,804
	viii	Huron Consulting Services LLC	Financial Professional	$261,313	$1,395,991	$261,313	$1,395,991
	ix	Berkeley Research Group, LLC	Financial Professional	$200,000	$1,680,199	$200,000	$1,680,199
	x	DLA Piper	Other	$0	$425,000	$0	$425,000
	xi	Kane Russell Coleman Logan	Other	$7,781	$78,950	$7,781	$78,950
	xii	Deloitte Tax LLP	Other	$156,527	$797,259	$156,527	$797,259
	xiii	O’Melveny & Myers LLP	Other	$183,422	$183,422	$183,422	$183,422
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$13,808	$502,576	$13,808	$502,576
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$13,004	$13,004	$13,004	$13,004
	iii	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	iv	Ernst & Young US LLP	Financial Professional	$804	$158,613	$804	$158,613
	v	Gokare Law Firm	Local Counsel	$0	$25,650	$0	$25,650
	vi	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	vii	Hilco Real Estate Appraisal, LLC	Other	$0	$9,500	$0	$9,500
	viii	Indus Law	Local Counsel	$0	$87,528	$0	$87,528
	ix	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	x	KPMG India Private Limited	Financial Professional	$0	$19,570	$0	$19,570
	xi	Marketsphere Consulting	Financial Professional	$0	$1,650	$0	$1,650
	xii	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$30,004	$0	$30,004
	xiii	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0
	xiv	Skadden, Arps, Slate, Meagher	Local Counsel	$0	$157,057	$0	$157,057

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

xv	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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c.	All professional fees and expenses (debtor & committees)	$4,834,129	$37,351,097	$4,834,129	$37,351,097

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$-21,092	$127,429

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$66,501	$183,300

g. Postpetition other taxes paid (local, state, and federal)	$72,219	$1,479,934

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No

	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

	c. Were any payments made to or on behalf of insiders?	Yes	No

	d. Are you current on postpetition tax return filings?	Yes	No

	e. Are you current on postpetition estimated tax payments?	Yes	No

	f. Were all trust fund taxes remitted on a current basis?	Yes	No

	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No

	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A

i. Do you have:	Worker’s compensation insurance?	Yes	No

	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)

	Casualty/property insurance?	Yes	No

	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)

	General liability insurance?	Yes	No

	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)

	j. Has a plan of reorganization been filed with the court?	Yes	No

	k. Has a disclosure statement been filed with the court?	Yes	No

	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	08/21/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Main Document  Page 15 of 74

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	10

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Main Document  Page 16 of 74

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	11

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 17 of 74

Debtor’s Name Ebix, Inc.	Case No. 23-80004

UST Form 11-MOR (12/01/2021)	12

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MOR-1
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period: July 1 - July 31, 2024

Ebix, Inc.
Receipts
Customer Receipts	$14,158,305
Other Receipts	4,102,539
Debt Proceeds	—

Total Receipts	$18,260,845
Disbursements
Payroll & Benefits	$(1,931,738)
3rd Party Trade Vendors	(1,697,441)
Ordinary Course Professionals	(211,303)
Taxes & Duties	(72,219)
Zinnia Distributions	(7,323,852)
Other Operating Disbursements	(395,381)

Total Disbursements	$(11,631,934)

Net Operating Cash Flow	$6,628,911

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(2,028,065)
Debt Service - Fees	(156,856)

Total Non-operating Cash Flows	$(2,184,921)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(1,093,690)

Intercompany Transfers (net)	$(1,093,690)

Net Cash Flow	$3,350,300

Beginning Bank Cash	$12,687,924
Net Cash Flow	3,350,300

Ending Bank Cash	$16,038,224

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MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of July 31, 2024 - (Unaudited)	Reporting Period: July 1 - July 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$16,217,733	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	7,940,841	—	168,947	37,083	7,665,256	715,253
Intercompany receivable	75,870,400	—	—	—	—	—
Other current assets	94,306,811	—	4,438	783	135	34,167

Total current assets	$194,335,786	$—	$173,385	$37,866	$7,665,391	$749,420
Property and equipment, net	21,831,655	—	—	—	—	9,730
Right-of-Use Assets	109,092	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	5,936,780	—	226,104	0	(0)	167,001
Indefinite-lived intangibles	—	—	—	—	—	—
Capitalized software development costs, net	336,711	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	146,781,871	—	(5,216,707)	—	—	—

Total assets	$583,406,559	$578,351	$(118,656)	$19,449,651	$24,280,819	$63,087,149

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$15,528,455	$—	$—	$4,304	$—	$25,468
Accrued payroll and related benefits	818,659	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	12,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	44,123,758	2,713,522	3,631	(123,910)	1,379,601	(630,091)
Deferred revenue	6,077,759	—	85,824	1,519	206,166	1,144,154
Short term lease liability	—	—	—	—	—	—
Other current liabilities	380,362,440	—	—	—	—	—

Total Current Liabilities	$458,911,071	$2,713,522	$89,455	$(118,087)	$1,585,766	$539,530
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$6,191,336	$34,700	$—	$6,533	$10,842	$63,199
Accrued payroll and related benefits	180,350	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	341,257,103	—	—	—	—	—
Current portion of long term debt and capital lease obligations	58,192	—	—	—	—	—
Intercompany payable	297,982,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	361,156	—	—	—	—	—
Other current liabilities	2,371	—	—	—	(1,648)	(51,295)

Total Liabilities Subject to Compromise	$646,032,829	$49,611,372	$(4,669,565)	$(4,738,887)	$9,473,998	$(36,891,667)
Long term debt and capital lease obligation, less current portion	3,246	—	—	—	—	—
Other liabilities	2,329,890	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	743,980	—	—	—	—	—

Total liabilities	$1,108,021,017	$52,324,895	$(4,580,110)	$(4,856,975)	$11,059,765	$(36,352,137)
Common stock, $.10 par value	3,790,950	—	—	—	—	—
Additional paid-in capital	15,421,814	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(543,297,533)	(51,746,544)	4,461,454	4,306,626	(8,310,946)	11,019,196
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(524,614,458)	$(51,746,544)	$4,461,454	$24,306,626	$13,221,054	$99,439,286
Noncontrolling interest	—	—	—	—	—	—

Total stockholders’ equity	$(524,614,458)	$(51,746,544)	$4,461,454	$24,306,626	$13,221,054	$99,439,286

Total Liabilities & Equity	$583,406,559	$578,351	$(118,656)	$19,449,651	$24,280,819	$63,087,149

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MOR-3
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Operations for the month of July 2024 - (Unaudited)	Reporting Period: July 1 - July 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$3,705,155	$—	$80,861	$149,952	$80,134	$260,775
Other Revenue	153,238	—	—	—	—	—

Total Revenue	3,858,393	—	80,861	149,952	80,134	260,775
Operating Expenses
Services and other costs	4,125,120	—	31,795	55,231	(958,892)	177,630
Product Development	495,509	—	32,313	51,314	—	34,703
Sales and Marketing	526,846	—	—	25,912	—	—
General and Administrative	2,053,550	—	—	2,500	4,082	(201)
Amortization and Depreciation	348,187	—	—	—	—	9,527

Total Operating Income	$(3,690,821)	$—	$16,754	$14,995	$1,034,944	$39,116

Interest Income	—	—	—	—	—	—
Interest Expense	(173,770)	—	—	—	—	—
Reorganization Fees	(611,510)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(4,476,100)	$—	$16,754	$14,995	$1,034,944	$39,116

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(4,476,100)	$—	$16,754	$14,995	$1,034,944	$39,116

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MOR-4
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Accounts Receivable Aging	Reporting Period: July 1 - July 31, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$4,199,182	$594,685	$258,952	$282,381	$5,143,869	$(3,101,781)	$7,377,289
P.B. Systems, Inc.	—	—	—	—	—	—	—
Facts Services, Inc.	74,781	(58)	—	8,400	43,377	(48,339)	78,162
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	22,291	4,926	3,582	1,753	24,793	(20,263)	37,083
ConfirmNet Corporation	109,545	73,540	10,350	77,062	7,506,417	(144,570)	7,632,344
A.D.A.M., Inc.	55,399	257,222	7,789	(3,146)	28,687	(288,786)	57,165

Total Accounts Receivable	$4,461,199	$930,316	$280,673	$366,451	$12,747,143	$(3,603,739)	$15,182,042

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In re: EBIX, INC., et al. Disbursements by Entity	MOR-5 Lead Case No: 23-80004 Reporting Period: July 1 - July 31, 2024

Date	Check Number	Amount	Vendor	Entity
7/1/2024		$(156,855.63)	Regions Bank	Ebix, Inc.
7/1/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
7/1/2024		(30,634.40)	Avcom Infotech	Ebix, Inc.
7/1/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
7/1/2024		(1,314.74)	UPSBILLCTR	Ebix, Inc.
7/1/2024		(689.35)	Indeed	Ebix, Inc.
7/1/2024		(500.00)	Google Inc	Ebix, Inc.
7/1/2024		(411.00)	Extra Space	Ebix, Inc.
7/1/2024		(316.50)	Extra Space	Ebix, Inc.
7/1/2024		(37.74)	GoDaddy.com	Ebix, Inc.
7/1/2024		(24.00)	Omnione Sales	Ebix, Inc.
7/1/2024		(15.00)	SMTP2Go	Ebix, Inc.
7/1/2024		(0.08)	GoDaddy.com	Ebix, Inc.
7/1/2024	14929	(1,750.00)	Andrew Nowalk	Ebix, Inc.
7/1/2024	15012	(1,007.60)	RENEE ZEMANSKI	Ebix, Inc.
7/1/2024	15011	(848.55)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
7/1/2024	14919	(750.00)	David Lacomis	Ebix, Inc.
7/1/2024	14923	(750.00)	Kevin McGrath	Ebix, Inc.
7/1/2024	14926	(750.00)	Elizabeth Mohan	Ebix, Inc.
7/1/2024	14933	(750.00)	Timothy Patton	Ebix, Inc.
7/1/2024	14936	(750.00)	Sanketh Proddutur	Ebix, Inc.
7/1/2024	14938	(750.00)	Maryellen Schroeder, MD,MPH	Ebix, Inc.
7/1/2024	14960	(450.00)	Paul Gellhaus	Ebix, Inc.
7/1/2024	14952	(400.00)	Janet Louise Barrall	Ebix, Inc.
7/1/2024	14986	(400.00)	Stacey Rose	Ebix, Inc.
7/1/2024	15002	(374.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
7/1/2024	14988	(300.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
7/1/2024	14989	(300.00)	Ryan Lawrence Steinberg	Ebix, Inc.
7/1/2024	14999	(300.00)	MARC WINKELMAN	Ebix, Inc.
7/1/2024	15010	(300.00)	Service Express, Inc	Ebix, Inc.
7/2/2024		(156,306.68)	ANTHEM BLUE W13O	Ebix, Inc.
7/2/2024		(8,125.00)	Pavan Bhalla	Ebix, Inc.
7/2/2024		(6,125.00)	Hans Ueli Keller	Ebix, Inc.
7/2/2024		(5,125.00)	Hans U Benz	Ebix, Inc.
7/2/2024		(4,125.00)	ND Eckert Esq and Mrs. NL Eckert	Ebix, Inc.
7/2/2024		(3,233.33)	ANTHEM BLUE W13O	Ebix, Inc.
7/2/2024		(3,125.00)	George W Hebard III	Ebix, Inc.
7/2/2024		(3,125.00)	Priyanka Kaul	Ebix, Inc.
7/2/2024		(3,125.00)	Streichenberg Attorneys at Law	Ebix, Inc.
7/2/2024		(2,546.06)	Microsoft	Ebix, Inc.
7/2/2024		(2,187.09)	COMM OF MASS EFT	Ebix, Inc.
7/2/2024		(1,463.00)	STATE OF CT DRS	Ebix, Inc.
7/2/2024		(1,009.10)	Paycomm Payroll	Ebix, Inc.
7/2/2024		(555.22)	UTAH801/297-7703	Ebix, Inc.
7/2/2024		(449.00)	Extra Space	Ebix, Inc.
7/2/2024		(370.67)	Google Inc	Ebix, Inc.
7/2/2024		(273.40)	AppRiver	Ebix, Inc.
7/2/2024		(134.30)	Cintas Corporation	Ebix, Inc.
7/2/2024		(87.46)	NEVADA TAX	Ebix, Inc.
7/2/2024		(77.76)	Google Inc	Ebix, Inc.
7/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
7/2/2024		(25.90)	AUTHNET GATEWAY	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
7/2/2024	14904	(2,008.50)	EXHIBITS SOUTH	Ebix, Inc.
7/2/2024	14915	(1,000.00)	Noor Khan	Ebix, Inc.
7/2/2024	14922	(500.00)	Michael J. Lynch, MD	Ebix, Inc.
7/2/2024	14939	(500.00)	Jennifer K Seidenberg	Ebix, Inc.
7/2/2024	15003	(150.00)	MATTHEW R BYARLAY	Ebix, Inc.
7/3/2024		(1,635,632.20)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/3/2024		(638,663.77)	Paycomm Payroll	Ebix, Inc.
7/3/2024		(12,102.91)	Microsoft Azure	Ebix, Inc.
7/3/2024		(6,790.00)	ACI Gift Cards, LLC.	Ebix, Inc.
7/3/2024		(4,923.46)	EBIX EMPMED+DNTL	Ebix, Inc.
7/3/2024		(1,000.00)	Digicert	Ebix, Inc.
7/3/2024		(704.00)	Bureau of Work	Ebix, Inc.
7/3/2024		(90.00)	Rustici Software	Ebix, Inc.
7/3/2024		(89.85)	Paypal	Ebix, Inc.
7/3/2024		(54.10)	Paypal	Ebix, Inc.
7/3/2024		(53.58)	Amazon	Ebix, Inc.
7/3/2024		(40.00)	Paypal	Ebix, Inc.
7/3/2024		(9.98)	GoDaddy.com	Ebix, Inc.
7/3/2024		(7.99)	Web Network Solutions	Ebix, Inc.
7/3/2024		(0.02)	GoDaddy.com	Ebix, Inc.
7/3/2024	14834	(1,525.00)	Mayberry Electric	Ebix, Inc.
7/3/2024	14949	(1,500.00)	Sean Whelan	Ebix, Inc.
7/3/2024	14840	(1,000.00)	Ann Marie Murray	Ebix, Inc.
7/3/2024	14968	(1,000.00)	JOHN KOUTRAS	Ebix, Inc.
7/3/2024	14910	(750.00)	Joseph M. Furman, MD	Ebix, Inc.
7/3/2024	14941	(750.00)	Christopher Standaert	Ebix, Inc.
7/3/2024	14962	(100.00)	RICHARD GOLDFARB MD	Ebix, Inc.
7/5/2024		(77,611.00)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/5/2024		(77,342.29)	Skadden Arps Slate Meagher	Ebix, Inc.
7/5/2024		(68,897.50)	Bass Berry Sims PLC	Ebix, Inc.
7/5/2024		(61,126.62)	Google Inc	Ebix, Inc.
7/5/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
7/5/2024		(23,966.97)	Solex Fusion	Ebix, Inc.
7/5/2024		(19,570.00)	KPMG Valuation Services	Ebix, Inc.
7/5/2024		(15,943.42)	Rocket Software Inc	Ebix, Inc.
7/5/2024		(13,406.25)	Twilio Inc	Ebix, Inc.
7/5/2024		(13,375.00)	Anu Agrawal Marketing	Ebix, Inc.
7/5/2024		(10,146.41)	Johns Creek Owners	Ebix, Inc.
7/5/2024		(9,000.00)	Truly Human	Ebix, Inc.
7/5/2024		(7,931.00)	K&C Building Maintenan	Ebix, Inc.
7/5/2024		(5,573.93)	Atlanta Office Technol	Ebix, Inc.
7/5/2024		(5,272.60)	MMS Inc d/b/a Medical	Ebix, Inc.
7/5/2024		(5,232.50)	Dan Celia	Ebix, Inc.
7/5/2024		(5,000.00)	BenefitFront	Ebix, Inc.
7/5/2024		(4,738.92)	LinkConnector Corporat	Ebix, Inc.
7/5/2024		(4,725.00)	EMPRISE TECHNOLOGIES	Ebix, Inc.
7/5/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
7/5/2024		(4,127.96)	HolaDoctor Inc	Ebix, Inc.
7/5/2024		(3,400.00)	Renee Cocchi	Ebix, Inc.
7/5/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
7/5/2024		(1,475.00)	Bryan E Anderson	Ebix, Inc.
7/5/2024		(1,468.43)	Guardian Concentration	Ebix, Inc.
7/5/2024		(1,000.00)	William Steinberg	Ebix, Inc.
7/5/2024		(1,000.00)	Zorba Paster	Ebix, Inc.
7/5/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
7/5/2024		(987.00)	Kelley Allison Turner	Ebix, Inc.
7/5/2024		(968.38)	Accuimage	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
7/5/2024		(900.00)	Judith Joyce, MD	Ebix, Inc.
7/5/2024		(900.00)	David Bushnell MD	Ebix, Inc.
7/5/2024		(864.00)	EMILY MEALER	Ebix, Inc.
7/5/2024		(692.00)	CATHERINE CREASMAN	Ebix, Inc.
7/5/2024		(687.50)	Carolyn Donahoe	Ebix, Inc.
7/5/2024		(676.00)	Amy I Hall	Ebix, Inc.
7/5/2024		(500.00)	Google Inc	Ebix, Inc.
7/5/2024		(495.00)	Michelle Vaughn	Ebix, Inc.
7/5/2024		(495.00)	Michelle Robertson	Ebix, Inc.
7/5/2024		(454.68)	GoDaddy.com	Ebix, Inc.
7/5/2024		(404.60)	A J R, INC.	Ebix, Inc.
7/5/2024		(310.54)	GoDaddy.com	Ebix, Inc.
7/5/2024		(287.02)	Nalco Water	Ebix, Inc.
7/5/2024		(250.00)	Nirav Patel	Ebix, Inc.
7/5/2024		(229.90)	CRX International	Ebix, Inc.
7/5/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
7/5/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/5/2024		(4.99)	Web Network Solutions	Ebix, Inc.
7/5/2024		(0.91)	GoDaddy.com	Ebix, Inc.
7/5/2024		(0.62)	GoDaddy.com	Ebix, Inc.
7/5/2024	15004	(2,794.20)	COMPUTERSHARE INC	Ebix, Inc.
7/5/2024	14931	(500.00)	Chester Oddis	Ebix, Inc.
7/8/2024		(6,678.29)	Shardul Amarchand Mangaldas Co.	Ebix, Inc.
7/8/2024		(3,777.88)	UPSBILLCTR	Ebix, Inc.
7/8/2024		(2,541.85)	Microsoft	Ebix, Inc.
7/8/2024		(2,039.96)	Vonage	Ebix, Inc.
7/8/2024		(1,971.55)	OPTUM BANK	Ebix, Inc.
7/8/2024		(1,774.31)	Donald B. Middleton	Ebix, Inc.
7/8/2024		(589.66)	WASTE MANAGEMENT	Ebix, Inc.
7/8/2024		(500.00)	Google Inc	Ebix, Inc.
7/8/2024		(262.50)	Mona Krouss	Ebix, Inc.
7/8/2024		(123.12)	Sams Club	Ebix, Inc.
7/8/2024		(75.26)	FEDERAL EXPRESS	Ebix, Inc.
7/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/8/2024		(40.48)	Amazon	Ebix, Inc.
7/8/2024		(35.62)	Amazon	Ebix, Inc.
7/8/2024	14924	(1,500.00)	PATRICIA MCGUIRE	Ebix, Inc.
7/8/2024	15016	(792.84)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
7/8/2024	14916	(750.00)	MARIANNE KOENIG	Ebix, Inc.
7/8/2024	14967	(660.00)	GIIssues Inc.	Ebix, Inc.
7/8/2024	14987	(500.00)	Matthew Schlumbrecht	Ebix, Inc.
7/8/2024	15006	(500.00)	Scott Hagan	Ebix, Inc.
7/8/2024	15009	(399.00)	Richard D Pfeiffer	Ebix, Inc.
7/8/2024	15026	(198.83)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
7/8/2024	15025	(150.00)	TOMOKO TANAKA	Ebix, Inc.
7/8/2024	15023	(40.00)	Michele Parker	Ebix, Inc.
7/9/2024		(362,506.01)	FIRST INSURANCE	Ebix, Inc.
7/9/2024		(8,252.51)	AT&T	Ebix, Inc.
7/9/2024		(1,488.14)	Paycomm Payroll	Ebix, Inc.
7/9/2024		(500.00)	Google Inc	Ebix, Inc.
7/9/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
7/9/2024		(134.30)	Cintas Corporation	Ebix, Inc.
7/9/2024		(73.74)	Lowe’s	Ebix, Inc.
7/9/2024		(49.99)	Paypal	Ebix, Inc.
7/9/2024		(1.39)	Paypal	Ebix, Inc.
7/9/2024	15032	(1,396.92)	Iron Mountain	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 25 of 74

Date	Check Number	Amount	Vendor	Entity
7/9/2024	14921	(1,000.00)	Jeffrey Lineman	Ebix, Inc.
7/9/2024	14935	(1,000.00)	Raymond Pontzer, MD	Ebix, Inc.
7/9/2024	15018	(360.00)	Ramin Fathi	Ebix, Inc.
7/9/2024	14975	(300.00)	MARK MOYAD, MD	Ebix, Inc.
7/9/2024	14289	(299.50)	Sylvie Levesque	Ebix, Inc.
7/9/2024	14959	(264.76)	Estate of Lawrence Gardner	Ebix, Inc.
7/10/2024		(1,188,736.44)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/10/2024		(63,127.14)	EBIX EMPMED+DNTL	Ebix, Inc.
7/10/2024		(25,792.65)	EBIX EMPMED+DNTL	Ebix, Inc.
7/10/2024		1,986.10	Hotels.com	Ebix, Inc.
7/10/2024		(553.62)	EBIX EMPMED+DNTL	Ebix, Inc.
7/10/2024		(500.00)	Google Inc	Ebix, Inc.
7/10/2024		(132.07)	Microsoft	Ebix, Inc.
7/10/2024		(18.95)	Cloud Cover	Ebix, Inc.
7/10/2024	15022	(3,845.00)	Mayberry Electric	Ebix, Inc.
7/10/2024	14890	(1,600.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
7/10/2024	15028	(1,425.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
7/10/2024	15034	(298.02)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
7/10/2024	15024	(200.00)	Southeastern Security Professionals, LLC	Ebix, Inc.
7/10/2024	15031	(185.30)	CST CO.	Ebix, Inc.
7/11/2024		(197,500.00)	Jefferies Finance LLC	Ebix, Inc.
7/11/2024		(97,000.00)	USPS	Ebix, Inc.
7/11/2024		(69,659.84)	Google Inc	Ebix, Inc.
7/11/2024		(54,556.57)	Paycomm Payroll	Ebix, Inc.
7/11/2024		(51,878.79)	Craftsman Printing Inc	Ebix, Inc.
7/11/2024		(42,916.50)	Rocket Software Inc	Ebix, Inc.
7/11/2024		(40,000.00)	Mail Technologies, Inc	Ebix, Inc.
7/11/2024		(31,439.55)	365 Operating Co LLC	Ebix, Inc.
7/11/2024		(27,284.00)	Donnelley Financial	Ebix, Inc.
7/11/2024		(21,819.55)	Microsoft Azure	Ebix, Inc.
7/11/2024		(15,000.00)	Verimed Healthcare Net	Ebix, Inc.
7/11/2024		(9,375.00)	Anu Agrawal Marketing	Ebix, Inc.
7/11/2024		(8,965.84)	Donald L Deye	Ebix, Inc.
7/11/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
7/11/2024		(4,573.80)	St. Moritz Security Se	Ebix, Inc.
7/11/2024		(4,209.50)	Data Memory Marketing	Ebix, Inc.
7/11/2024		(3,878.40)	Savela and Associates,	Ebix, Inc.
7/11/2024		(3,637.10)	Cara Rosenbloom	Ebix, Inc.
7/11/2024		(3,100.00)	Elizabeth Montgomery	Ebix, Inc.
7/11/2024		(3,080.00)	Philip Patel - ACH	Ebix, Inc.
7/11/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
7/11/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
7/11/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
7/11/2024		(2,587.50)	David Dugdale	Ebix, Inc.
7/11/2024		(2,582.30)	Microsoft	Ebix, Inc.
7/11/2024		(2,574.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
7/11/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
7/11/2024		(2,500.00)	Gabrielle Berger	Ebix, Inc.
7/11/2024		(2,391.13)	DEBORAH GUIN	Ebix, Inc.
7/11/2024		(2,100.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
7/11/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
7/11/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
7/11/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
7/11/2024		(1,125.00)	Carolyn Donahoe	Ebix, Inc.
7/11/2024		(1,100.00)	KUMAR G. BELANI	Ebix, Inc.
7/11/2024		(1,000.00)	SUSAN PIOLI	Ebix, Inc.
7/11/2024		(1,000.00)	Robert Hudak	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 26 of 74

Date	Check Number	Amount	Vendor	Entity
7/11/2024		(1,000.00)	Paul William Harms	Ebix, Inc.
7/11/2024		(1,000.00)	Digicert	Ebix, Inc.
7/11/2024		(888.00)	ERIC ENDLICH, PHD	Ebix, Inc.
7/11/2024		(804.00)	Ernst & Young US LLP	Ebix, Inc.
7/11/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
7/11/2024		(680.00)	CATHERINE CREASMAN	Ebix, Inc.
7/11/2024		(624.40)	Staples Inc	Ebix, Inc.
7/11/2024		(600.00)	Joshua Nazeer Omade’	Ebix, Inc.
7/11/2024		(600.00)	Duy Ngyuen	Ebix, Inc.
7/11/2024		(600.00)	Kimberly Schrank	Ebix, Inc.
7/11/2024		(500.00)	Google Inc	Ebix, Inc.
7/11/2024		(440.00)	LiverWell Consulting	Ebix, Inc.
7/11/2024		(375.00)	Gregg Pressman	Ebix, Inc.
7/11/2024		(336.00)	Kelley Allison Turner	Ebix, Inc.
7/11/2024		(310.00)	Michelle Vaughn	Ebix, Inc.
7/11/2024		(300.00)	Karel deLeeuw MD	Ebix, Inc.
7/11/2024		(286.00)	Extra Space	Ebix, Inc.
7/11/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
7/11/2024		(250.00)	George John Linsenmey	Ebix, Inc.
7/11/2024		(250.00)	Frank D Brodkey	Ebix, Inc.
7/11/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
7/11/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
7/11/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
7/11/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
7/11/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
7/11/2024		(125.00)	Mona Krouss	Ebix, Inc.
7/11/2024		(125.00)	Andrew J Higdon	Ebix, Inc.
7/11/2024		(15.12)	Atlanta Office Technol	Ebix, Inc.
7/11/2024	15021	(10,549.00)	Legacy Mechanical Services, Inc	Ebix, Inc.
7/11/2024	15019	(2,654.11)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
7/11/2024	15014	(1,000.00)	Sara West	Ebix, Inc.
7/11/2024	14972	(250.00)	James B. Macdonald	Ebix, Inc.
7/12/2024		(1,996.55)	OPTUM BANK	Ebix, Inc.
7/12/2024		(1,750.00)	Escrow Paying Agt Fee	Ebix, Inc.
7/12/2024		(60.01)	Twilio Inc	Ebix, Inc.
7/12/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/15/2024		(840,138.75)	Mayer Brown LLP	Ebix, Inc.
7/15/2024		(364,730.26)	FTI Consulting Inc	Ebix, Inc.
7/15/2024		(45,493.47)	King and Wood Mallesons	Ebix, Inc.
7/15/2024		(16,517.35)	Paycomm Payroll	Ebix, Inc.
7/15/2024		(14,042.75)	Sawnee Electric	Ebix, Inc.
7/15/2024		(7,781.09)	Kane Russell Coleman L	Ebix, Inc.
7/15/2024		(2,544.09)	Microsoft	Ebix, Inc.
7/15/2024		(1,499.00)	Maria Maynard	Ebix, Inc.
7/15/2024		1,000.00	RETURN SETTLE	Ebix, Inc.
7/15/2024		(861.17)	UPSBILLCTR	Ebix, Inc.
7/15/2024		(769.97)	Zoom	Ebix, Inc.
7/15/2024		(500.00)	Google Inc	Ebix, Inc.
7/15/2024		(500.00)	Google Inc	Ebix, Inc.
7/15/2024		(500.00)	Google Inc	Ebix, Inc.
7/15/2024		(199.30)	FEDERAL EXPRESS	Ebix, Inc.
7/15/2024		(76.00)	Amazon	Ebix, Inc.
7/15/2024		(64.10)	Amazon	Ebix, Inc.
7/15/2024		(59.00)	Rewind Software	Ebix, Inc.
7/15/2024		(44.22)	Trello.com	Ebix, Inc.
7/15/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/15/2024		(27.78)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 27 of 74

Date	Check Number	Amount	Vendor	Entity
7/15/2024		(1.65)	Citizens Bank	Ebix, Inc.
7/15/2024	15029	(1,600.00)	Janet Louise Barrall	Ebix, Inc.
7/15/2024	15005	(261.90)	EZOT, INC	Ebix, Inc.
7/16/2024		(6,370.14)	Citizens Bank	Ebix, Inc.
7/16/2024		(2,639.54)	EBIX EMPMED+DNTL	Ebix, Inc.
7/16/2024		(2,225.38)	EBIX INC	Ebix, Inc.
7/16/2024		(500.00)	Google Inc	Ebix, Inc.
7/16/2024		(134.30)	Cintas Corporation	Ebix, Inc.
7/16/2024		(80.98)	Web Network Solutions	Ebix, Inc.
7/16/2024		(0.99)	Apple	Ebix, Inc.
7/16/2024	15007	(283.68)	Kenneth Holtyn	Ebix, Inc.
7/17/2024		(1,150,423.33)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/17/2024		(500.00)	Google Inc	Ebix, Inc.
7/17/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/18/2024		(550,669.08)	Paycomm Payroll	Ebix, Inc.
7/18/2024		(804.80)	American Academy of Ophthalmology	Ebix, Inc.
7/18/2024		(627.42)	DOR ITS PAYMENTS	Ebix, Inc.
7/18/2024		(420.47)	DirecTV	Ebix, Inc.
7/18/2024		(177.00)	AL-DEPT OF REV	Ebix, Inc.
7/18/2024		(128.49)	ME BUREAU OF TAX	Ebix, Inc.
7/18/2024		(88.18)	DirecTV	Ebix, Inc.
7/18/2024		(72.97)	Web Network Solutions	Ebix, Inc.
7/18/2024		(59.42)	Amazon	Ebix, Inc.
7/18/2024		(42.05)	GoDaddy.com	Ebix, Inc.
7/18/2024		(39.44)	Amazon	Ebix, Inc.
7/18/2024		(15.99)	Web Network Solutions	Ebix, Inc.
7/18/2024		(3.32)	AL ONESPOT TAX	Ebix, Inc.
7/18/2024		(0.08)	GoDaddy.com	Ebix, Inc.
7/19/2024		(206,306.68)	ANTHEM BLUE W13O	Ebix, Inc.
7/19/2024		(3,188.57)	ANTHEM BLUE W13O	Ebix, Inc.
7/19/2024		(1,583.99)	STATE COMPTRLR	Ebix, Inc.
7/19/2024		(605.58)	FLA DEPT REVENUE	Ebix, Inc.
7/19/2024		(500.00)	Google Inc	Ebix, Inc.
7/19/2024		(158.05)	Grainger	Ebix, Inc.
7/19/2024		(57.66)	Amazon	Ebix, Inc.
7/19/2024		(50.50)	Grainger	Ebix, Inc.
7/19/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/22/2024		(283,764.62)	Omni Agency Solutions	Ebix, Inc.
7/22/2024		(68,947.84)	De Lage Landen	Ebix, Inc.
7/22/2024		(47,843.03)	Craftsman Printing Inc	Ebix, Inc.
7/22/2024		(16,054.11)	365 Operating Co LLC	Ebix, Inc.
7/22/2024		(15,909.09)	Lockton	Ebix, Inc.
7/22/2024		(13,003.50)	Bass Berry Sims PLC	Ebix, Inc.
7/22/2024		(9,000.00)	Cathy Wesler	Ebix, Inc.
7/22/2024		(8,415.00)	Siteimprove, Inc.	Ebix, Inc.
7/22/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
7/22/2024		(6,342.28)	Merative US LP	Ebix, Inc.
7/22/2024		(6,084.00)	MGECOM, Inc.	Ebix, Inc.
7/22/2024		(5,573.29)	FLEX DIGITAL	Ebix, Inc.
7/22/2024		(5,060.00)	Dan Celia	Ebix, Inc.
7/22/2024		(5,000.00)	SUSAN PIOLI	Ebix, Inc.
7/22/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
7/22/2024		(5,000.00)	Antoine Douaihy	Ebix, Inc.
7/22/2024		(5,000.00)	BenefitFront	Ebix, Inc.
7/22/2024		(3,678.40)	St. Moritz Security Se	Ebix, Inc.
7/22/2024		(3,069.00)	DEBORAH GUIN	Ebix, Inc.
7/22/2024		(2,736.00)	Pan American Benefits	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 28 of 74

Date	Check Number	Amount	Vendor	Entity
7/22/2024		(2,546.33)	Microsoft	Ebix, Inc.
7/22/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
7/22/2024		(2,400.00)	Renan E Ribeiro	Ebix, Inc.
7/22/2024		(2,291.52)	NJ S&U WEB PMT	Ebix, Inc.
7/22/2024		(2,259.83)	CATHERINE CREASMAN	Ebix, Inc.
7/22/2024		(1,958.40)	Savela and Associates,	Ebix, Inc.
7/22/2024		(1,955.00)	David S Briss	Ebix, Inc.
7/22/2024		(1,900.00)	Dr Benjamin Ma	Ebix, Inc.
7/22/2024		(1,800.00)	James McFarlane	Ebix, Inc.
7/22/2024		(1,640.00)	Renee Cocchi	Ebix, Inc.
7/22/2024		(1,500.00)	James Warne Schmidley	Ebix, Inc.
7/22/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
7/22/2024		(1,462.50)	Blossom Womens Health	Ebix, Inc.
7/22/2024		(1,300.00)	Farhan Siddiq	Ebix, Inc.
7/22/2024		(1,292.97)	Amazon	Ebix, Inc.
7/22/2024		(1,224.00)	Amy I Hall	Ebix, Inc.
7/22/2024		(1,200.00)	Lauren Nicole Chatham	Ebix, Inc.
7/22/2024		(1,127.50)	Sherry Baker	Ebix, Inc.
7/22/2024		(1,000.00)	Lynette Sholl	Ebix, Inc.
7/22/2024		(1,000.00)	Kristin Madenci	Ebix, Inc.
7/22/2024		(1,000.00)	Elizabeth Lilley	Ebix, Inc.
7/22/2024		(1,000.00)	Kate Cohen, MD	Ebix, Inc.
7/22/2024		(913.33)	Foreign Language Serv	Ebix, Inc.
7/22/2024		(900.00)	Travis Burke	Ebix, Inc.
7/22/2024		(880.00)	Frank N Salamone	Ebix, Inc.
7/22/2024		(880.00)	Zhen Gooi	Ebix, Inc.
7/22/2024		(860.15)	Amazon	Ebix, Inc.
7/22/2024		(750.00)	Lydia Calamari	Ebix, Inc.
7/22/2024		(600.00)	Elizabeth Montgomery	Ebix, Inc.
7/22/2024		(532.00)	Kelley Allison Turner	Ebix, Inc.
7/22/2024		(510.00)	Juan Martin Palomo	Ebix, Inc.
7/22/2024		(500.00)	Google Inc	Ebix, Inc.
7/22/2024		(500.00)	Dr Gordon Arbess	Ebix, Inc.
7/22/2024		(426.00)	Elizabeth Smoots MD	Ebix, Inc.
7/22/2024		(411.50)	Kimberly Angeles Wake	Ebix, Inc.
7/22/2024		(400.00)	Stuart Jay Padove	Ebix, Inc.
7/22/2024		(400.00)	Jacob Berman	Ebix, Inc.
7/22/2024		(300.00)	Raj Murali	Ebix, Inc.
7/22/2024		(300.00)	Luc Jasmin	Ebix, Inc.
7/22/2024		(250.00)	Marica Borovich-Law	Ebix, Inc.
7/22/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
7/22/2024		(186.20)	DF Inst	Ebix, Inc.
7/22/2024		(150.00)	Soumy Pandey	Ebix, Inc.
7/22/2024		(150.00)	J Ivan Lopez	Ebix, Inc.
7/22/2024		(134.23)	Staples Inc	Ebix, Inc.
7/22/2024		(87.92)	Amazon	Ebix, Inc.
7/22/2024		(75.00)	John Mardant	Ebix, Inc.
7/22/2024		(53.36)	Iterable Inc	Ebix, Inc.
7/22/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/22/2024		(39.49)	GoDaddy.com	Ebix, Inc.
7/22/2024		(25.28)	Amazon	Ebix, Inc.
7/22/2024		(0.08)	GoDaddy.com	Ebix, Inc.
7/22/2024	15015	(25,000.00)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
7/22/2024	15030	(25,000.00)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
7/22/2024	15049	(3,300.00)	King Green of Northeast Georgia	Ebix, Inc.
7/22/2024	15042	(3,267.66)	4 Seasons Landscaping & Construction, LLC	Ebix, Inc.
7/22/2024	15044	(1,357.06)	HIRERIGHT LLC	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 29 of 74

Date	Check Number	Amount	Vendor	Entity
7/22/2024	14907	(750.00)	Steven Feske MD	Ebix, Inc.
7/22/2024	15064	(525.00)	VSC Fire & Security, Inc	Ebix, Inc.
7/22/2024	15045	(187.50)	KENNETH W. HOOVER	Ebix, Inc.
7/22/2024	15020	(90.00)	TANG HO	Ebix, Inc.
7/22/2024		(5.00)	TD Bank	Ebix, Inc.
7/23/2024		(19,956.00)	NYS DTF SALES	Ebix, Inc.
7/23/2024		(7,927.50)	EBIX EMPMED+DNTL	Ebix, Inc.
7/23/2024		(7,287.99)	IA DEPT OF REV	Ebix, Inc.
7/23/2024		(3,894.12)	SC DEPT REVENUE	Ebix, Inc.
7/23/2024		(2,267.05)	IA DEPT OF REV	Ebix, Inc.
7/23/2024		(2,192.00)	DENVERGOV.ORG	Ebix, Inc.
7/23/2024		(1,939.92)	AZ DEPT OF REV	Ebix, Inc.
7/23/2024		(1,090.00)	SOM	Ebix, Inc.
7/23/2024		(1,069.75)	NC DEPT REVENUE	Ebix, Inc.
7/23/2024		(1,062.47)	Paycomm Payroll	Ebix, Inc.
7/23/2024		(911.00)	MN DEPT OF REVEN	Ebix, Inc.
7/23/2024		(712.73)	WI DEPT REVENUE	Ebix, Inc.
7/23/2024		(500.00)	Google Inc	Ebix, Inc.
7/23/2024		(500.00)	Google Inc	Ebix, Inc.
7/23/2024		(137.91)	eBay	Ebix, Inc.
7/23/2024		(134.30)	Cintas Corporation	Ebix, Inc.
7/23/2024		(83.88)	Web Network Solutions	Ebix, Inc.
7/23/2024		(39.42)	GoDaddy.com	Ebix, Inc.
7/23/2024		(0.08)	GoDaddy.com	Ebix, Inc.
7/23/2024	15066	(1,675.00)	RENEE ZEMANSKI	Ebix, Inc.
7/23/2024	15052	(52.49)	Tim Lawrence	Ebix, Inc.
7/23/2024	15037	(24.76)	Daniel Autry	Ebix, Inc.
7/24/2024		(5,832.00)	TN STATE REVENUE	Ebix, Inc.
7/24/2024		(1,327.00)	IL DEPT OF REVEN	Ebix, Inc.
7/24/2024		(1,196.81)	VA DEPT TAXATION	Ebix, Inc.
7/24/2024		(989.19)	WVTREASURY	Ebix, Inc.
7/24/2024		(739.07)	Delta Airlines	Ebix, Inc.
7/24/2024		(500.00)	Google Inc	Ebix, Inc.
7/24/2024		(381.00)	CO DEPT REVENUE	Ebix, Inc.
7/24/2024		(147.00)	STATE OF LOUISIA	Ebix, Inc.
7/24/2024		(133.87)	GoDaddy.com	Ebix, Inc.
7/24/2024		(61.93)	Amazon	Ebix, Inc.
7/24/2024		(54.82)	Amazon	Ebix, Inc.
7/24/2024		(51.72)	Amazon	Ebix, Inc.
7/24/2024		(28.09)	Amazon	Ebix, Inc.
7/24/2024		(0.27)	GoDaddy.com	Ebix, Inc.
7/24/2024	15058	(1,000.00)	Andre P Pinto	Ebix, Inc.
7/24/2024	15062	(816.58)	TASC	Ebix, Inc.
7/24/2024	15063	(493.48)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
7/24/2024	15046	(250.00)	Mikael Horissian	Ebix, Inc.
7/24/2024	15057	(29.28)	Conrad Parks	Ebix, Inc.
7/25/2024		(1,808,970.83)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/25/2024		(53,136.27)	Paycomm Payroll	Ebix, Inc.
7/25/2024		(3,219.53)	8013OHIO-TAXOSUT	Ebix, Inc.
7/25/2024		(2,555.65)	Microsoft	Ebix, Inc.
7/25/2024		(500.00)	Google Inc	Ebix, Inc.
7/25/2024		(199.00)	Shogun	Ebix, Inc.
7/25/2024		(165.96)	Web Network Solutions	Ebix, Inc.
7/25/2024		(135.00)	FMO - Safety	Ebix, Inc.
7/25/2024		(60.00)	Twilio Inc	Ebix, Inc.
7/25/2024		(45.70)	SEATTLEB&OTAX	Ebix, Inc.
7/25/2024		(4.00)	FILELOCAL	Ebix, Inc.

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 30 of 74

Date	Check Number	Amount	Vendor	Entity
7/25/2024		(3.44)	Office of the Commissioner of Insurance and Safety Fire	Ebix, Inc.
7/25/2024		(1.00)	SEATTLE KUBRAFEE	Ebix, Inc.
7/25/2024	15039	(658.36)	CONCORD III	Ebix, Inc.
7/25/2024	14825	(307.88)	Robinson Kiser	Ebix, Inc.
7/25/2024	15038	(250.00)	Christopher George Bazewicz	Ebix, Inc.
7/25/2024	15050	(89.30)	Robinson Kiser	Ebix, Inc.
7/25/2024	15059	(53.16)	Carl Sackett	Ebix, Inc.
7/26/2024		(8,536.85)	SUN LIFE CANADA	Ebix, Inc.
7/26/2024		(3,405.29)	WA DEPT REVENUE	Ebix, Inc.
7/26/2024		(1,681.80)	SUN LIFE CANADA	Ebix, Inc.
7/26/2024		(612.89)	SUN LIFE HEALTH	Ebix, Inc.
7/26/2024	15055	(2,033.40)	OXCYON INC	Ebix, Inc.
7/26/2024	14991	(250.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
7/26/2024	15061	(250.00)	David Swanson	Ebix, Inc.
7/26/2024	14874	(125.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
7/26/2024	15065	(112.81)	Samuel Wu	Ebix, Inc.
7/26/2024	15040	(29.52)	Brian Darling	Ebix, Inc.
7/29/2024		(2,640.00)	goto.com	Ebix, Inc.
7/29/2024		(979.13)	KSDEPTOFREVENUE	Ebix, Inc.
7/29/2024		(500.00)	Google Inc	Ebix, Inc.
7/29/2024		(500.00)	Google Inc	Ebix, Inc.
7/29/2024		(215.50)	A J R, INC.	Ebix, Inc.
7/29/2024		(63.59)	Amazon	Ebix, Inc.
7/29/2024		(59.98)	Web Network Solutions	Ebix, Inc.
7/29/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/29/2024		(42.99)	Web Network Solutions	Ebix, Inc.
7/29/2024		(15.70)	GoDaddy.com	Ebix, Inc.
7/29/2024		(8.06)	Amazon	Ebix, Inc.
7/29/2024		(0.03)	GoDaddy.com	Ebix, Inc.
7/29/2024	15107	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
7/29/2024	14892	(750.00)	Benedict Alter	Ebix, Inc.
7/29/2024	15048	(660.00)	SUNANDA KANE, MD	Ebix, Inc.
7/29/2024	15053	(250.00)	James B. Macdonald	Ebix, Inc.
7/29/2024	15017	(200.00)	DEBRA G. WECHTER MD	Ebix, Inc.
7/29/2024	15073	(175.00)	DAVID S. BEEBE, MD	Ebix, Inc.
7/29/2024	14868	(150.00)	Craig M Garver	Ebix, Inc.
7/29/2024	14958	(150.00)	Craig M Garver	Ebix, Inc.
7/29/2024	15080	(125.00)	Hannah X Chen	Ebix, Inc.
7/29/2024	15043	(110.50)	Robert Hintze	Ebix, Inc.
7/29/2024	15092	(75.16)	Laszlo Ledenyi	Ebix, Inc.
7/30/2024		(252,250.00)	QUARTERLY FEE	Ebix, Inc.
7/30/2024		(115,230.56)	KERP/KEIP	Ebix, Inc.
7/30/2024		(68,947.84)	De Lage Landen	Ebix, Inc.
7/30/2024		(60,548.79)	Zakipoint Health Inc	Ebix, Inc.
7/30/2024		(53,140.04)	Datasite	Ebix, Inc.
7/30/2024		(28,219.00)	Adfire Health	Ebix, Inc.
7/30/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
7/30/2024		(24,835.76)	Cyxtera Communications	Ebix, Inc.
7/30/2024		(12,000.00)	Anu Agrawal Marketing	Ebix, Inc.
7/30/2024		(11,896.26)	SUSAN PIOLI	Ebix, Inc.
7/30/2024		(10,775.00)	Cumming Lawn Service	Ebix, Inc.
7/30/2024		(10,339.18)	Cleveland Clinic Educa	Ebix, Inc.
7/30/2024		(4,334.36)	Craftsman Printing Inc	Ebix, Inc.
7/30/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
7/30/2024		(3,443.04)	EBIX EMPMED+DNTL	Ebix, Inc.
7/30/2024		(3,005.91)	Brigham and Women’s	Ebix, Inc.
7/30/2024		(2,541.16)	Microsoft	Ebix, Inc.

Case 23-80004-swe11Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 31 of 74 Corporate Business Account Statement Page 1 of 2 Account Number: xx-xxxx-2144 For the period 07/01/2024 to 07/31/2024 Number of enclosures: 0 EBIX INC. #23-80004 Tax ID Number: 77-0021975 DEBTOR IN POSSESSION For Client Services: 1 EBIX WAY Call 1-800-669-1518 JOHNS CREEK GA 30097-5801 Visit us at PNC.com/treasury Write to: Treas Mgmt Client Care One Financial Parkway Locator Z1-Yb42-03-1 Kalamazoo MI 49009 Account Summary Information Balance Summary Beginning Deposits and Checks and Ending balance other credits other debits balance 336,765.06 138,830.95 139,211.33 336,384.68 Deposits and Other Credits Checks and Other Debits Description Items Amount Description Items Amount Deposits 0 .00 Checks 111 137,698.82 National Lockbox 0 .00 Returned Items 0 .00 ACH Credits 0 .00 ACH Debits 0 .00 Funds Transfers In 1 138,830.95 Funds Transfers Out 0 .00 Trade Services 0 .00 Trade Services 0 .00 Investments 0 .00 Investments 0 .00 Zero Balance Transfers 0 .00 Zero Balance Transfers 0 .00 Adjustments 0 .00 Adjustments 0 .00 Other Credits 0 .00 Other Debits 1 1,512.51 Total 1 138,830.95 Total 112 139,211.33 Ledger Balance Date Ledger balance Date Ledger balance Date Ledger balance 07/01 325,834.91 07/11 279,638.93 07/24 352,505.49 07/02 321,676.41 07/12 418,469.88 07/25 351,146.79 07/03 315,051.41 07/15 416,607.98 07/26 348,346.06 07/05 311,757.21 07/16 416,324.30 07/29 344,908.40 07/08 306,266.54 07/22 356,847.08 07/30 342,910.40 07/09 301,645.36 07/23 355,094.83 07/31 336,384.68 07/10 294,092.04 Deposits and Other Credits Funds Transfer In 1 transaction for a total of $138,830.95 Date Transaction Reference posted Amount description number 07/12 138,830.95 Domestic Incoming Wire W247CH11495K43LOO 247Ch11495K43Loo

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 32 of 74 Corporate Business Account Statement EBIX INC. #23-80004 For the period 07/01/2024 to 07/31/2024 DEBTOR IN POSSESSION Account number: xx-xxxx-2144 Page 2 of 2 Checks and Other Debits Checks and Substitute Checks 111 transactions for a total of $137,698.82 Date Check Reference Date Check Reference Date Check Reference posted number Amount number posted number Amount number posted number Amount number 07/01 Sum. 17 10,930.15 Summary 07/10 Sum. 6 7,553.32 Summary 07/24 Sum. 5 2,589.34 Summary 07/02 Sum. 5 4,158.50 Summary 07/11 Sum. 4 14,453.11 Summary 07/25 Sum. 5 1,358.70 Summary 07/03 Sum. 7 6,625.00 Summary 07/15 Sum. 2 1,861.90 Summary 07/26 Sum. 6 2,800.73 Summary 07/05 Sum. 2 3,294.20 Summary 07/16 Sum. 1 283.68 Summary 07/29 Sum. 11 3,437.66 Summary 07/08 Sum. 10 5,490.67 Summary 07/22 Sum. 9 59,477.22 Summary 07/30 Sum. 5 1,998.00 Summary 07/09 Sum. 7 4,621.18 Summary 07/23 Sum. 3 1,752.25 Summary 07/31 Sum. 6 5,013.21 Summary Other Debits 1 transaction for a total of $1,512.51 Date Transaction Reference posted Amount description number 07/31 1,512.51 Corporate Account Analysis Charge 0000000000000032693 Check and Substitute Check Summary * Gap in check sequence Check Date Reference Check Date Reference Check Date Reference number Amount paid number number Amount paid number number Amount paid number 14289 * 299.50 07/09 016023921 14975 * 300.00 07/09 016480666 15037 * 24.76 07/23 013501555 14825 * 307.88 07/25 014796490 14986 * 400.00 07/01 011037279 15038 250.00 07/25 085257517 14834 * 1,525.00 07/03 013394691 14987 500.00 07/08 015419241 15039 658.36 07/25 014622756 14840 * 1,000.00 07/03 013249180 14988 300.00 07/01 011640617 15040 29.52 07/26 015314198 14868 * 150.00 07/29 016717440 14989 300.00 07/01 011811176 15042 * 3,267.66 07/22 012325204 14874 * 125.00 07/26 015610118 14991 * 250.00 07/26 015610117 15043 110.50 07/29 016312721 14890 * 1,600.00 07/10 032977271 14999 * 300.00 07/01 084735199 15044 1,357.06 07/22 012082919 14892 * 750.00 07/29 016401526 15002 * 374.00 07/01 085901605 15045 187.50 07/22 012462577 14904 * 2,008.50 07/02 012139761 15003 150.00 07/02 012635118 15046 250.00 07/24 014102369 14907 * 750.00 07/22 012064639 15004 2,794.20 07/05 013966854 15048 * 660.00 07/29 016302903 14910 * 750.00 07/03 013017755 15005 261.90 07/15 019228988 15049 3,300.00 07/22 013030263 14915 * 1,000.00 07/02 087036342 15006 500.00 07/08 015683942 15050 89.30 07/25 014796491 14916 750.00 07/08 081206586 15007 283.68 07/16 001296300 15052 * 52.49 07/23 013569976 14919 * 750.00 07/01 084979126 15008 300.00 07/30 017412782 15053 250.00 07/29 016297125 14921 * 1,000.00 07/09 016436829 15009 399.00 07/08 014579599 15055 * 2,033.40 07/26 015276339 14922 500.00 07/02 087214956 15010 300.00 07/01 011401707 15057 * 29.28 07/24 084309141 14923 750.00 07/01 011691222 15011 848.55 07/01 011137733 15058 1,000.00 07/24 014386327 14924 1,500.00 07/08 081122091 15012 1,007.60 07/01 011566014 15059 53.16 07/25 014607679 14926 * 750.00 07/01 086578184 15014 * 1,000.00 07/11 084184176 15061 * 250.00 07/26 015288425 14929 * 1,750.00 07/01 084543893 15015 25,000.00 07/22 012342857 15062 816.58 07/24 014255064 14931 * 500.00 07/05 032694687 15016 792.84 07/08 014904431 15063 493.48 07/24 014087604 14933 * 750.00 07/01 086477168 15017 200.00 07/29 016162906 15064 525.00 07/22 012749923 14934 1,000.00 07/31 079483235 15018 360.00 07/09 016121285 15065 112.81 07/26 015267197 14935 1,000.00 07/09 081877780 15019 2,654.11 07/11 017698807 15066 1,675.00 07/23 013681677 14936 750.00 07/01 011909930 15020 90.00 07/22 013064491 15070 * 800.00 07/30 017677107 14938 * 750.00 07/01 086598226 15021 10,549.00 07/11 017837464 15073 * 175.00 07/29 017066155 14939 500.00 07/02 012404692 15022 3,845.00 07/10 017189957 15074 400.00 07/30 017440291 14941 * 750.00 07/03 088098563 15023 40.00 07/08 015488553 15076 * 150.00 07/31 018455526 14949 * 1,500.00 07/03 013081982 15024 200.00 07/10 017264942 15080 * 125.00 07/29 017016148 14952 * 400.00 07/01 011459011 15025 150.00 07/08 015809021 15081 800.00 07/31 018320628 14958 * 150.00 07/29 016717439 15026 198.83 07/08 015031902 15086 * 2,739.30 07/31 018074760 14959 264.76 07/09 016233905 15028 * 1,425.00 07/10 032977272 15092 * 75.16 07/29 016688574 14960 450.00 07/01 011811173 15029 1,600.00 07/15 019672512 15095 * 315.00 07/31 018295308 14962 * 100.00 07/03 013079635 15030 25,000.00 07/22 012342858 15096 300.00 07/30 017412781 14967 * 660.00 07/08 014937816 15031 185.30 07/10 017010113 15103 * 8.91 07/31 018150496 14968 1,000.00 07/03 013403930 15032 1,396.92 07/09 016077635 15105 * 198.00 07/30 017444358 14972 * 250.00 07/11 017885567 15034 * 298.02 07/10 016809338 15107 * 792.00 07/29 017066177

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 33 of 74 US702 | BR558 ROP 450 P.O. Box 7000 Providence, RI 02940 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 OAKSTONE MEDICAL 1 EBIX WAY JOHNS CREEK GA 30097-5801 Commercial Account Statement Page 1 of 4 Beginning July 01, 2024 through July 31, 2024 Questions? Contact us today: CALL: Commercial Account Customer Service 1-800-862-6200 VISIT: Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 OAKSTONE MEDICAL Business Checking w/Interest XXXXXX-348-5 Business Checking w/Interest for XXXXXX-348-5 Balance Calculation Previous Balance 2,732,758.86 Checks - .00 Debits - 2,355.40 Deposits & Credit + 865,192.93 Interest Paid + .00 Current Balance = 3,595,596.39 Balance Average Daily Balance 3,212,164.13 Interest Current Interest Rate .00% Annual Percentage Yield Earned .00% Number of Days Interest Earned 31 Interest Earned .00 Interest Paid This Year 1,328.98 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $3,218,505 Your next statement period will end on August 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 34 of 74

Business Checking w/Interest for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Debits **

**May include checks that have been processed electronically by the payee/merchant.

			Previous Balance

			2,732,758.86
Date	Amount	Description
			Total Debits

Other Debits			- 2,355.40
07/23	893.40	TRUIST INS REVERSAL 240716 0070033224
07/24	1,462.00	DEPOSITED CHECK RETURNED

Deposits & Credits			Total Deposits & Credits
			+865,192.93
Date	Amount	Description
07/01	61,199.26	BRAINTREE FUNDING 240701 5TG4WY
07/01	24,631.02	LOCKBOX DEPOSIT
07/01	16,269.92	LOCKBOX DEPOSIT
07/01	530.56	BRAINTREE FUNDING 240701 93XZ5T
07/01	138.00	LOCKBOX DEPOSIT
07/01	281.10	INCOMING WIRE TRANSFER
		(MTS NO.240628026987)
07/02	48,103.17	BRAINTREE FUNDING 240702 5STH6Y
07/03	102,970.11	BRAINTREE FUNDING 240703 G2P4RD
07/03	642.81	BRAINTREE FUNDING 240703 6KHTWY
07/05	26,507.16	BRAINTREE FUNDING 240705 4NN3T4
07/05	1,246.88	CERTIFY- MERIWES PAYMENT 240703 5350610/MP
07/08	27,540.79	BRAINTREE FUNDING 240708 9YWDJP
07/08	1,063.72	BRAINTREE FUNDING 240708 CVMB8P
07/09	14,355.28	BRAINTREE FUNDING 240709 GGRVXJ
07/10	37,158.75	BRAINTREE FUNDING 240710 G26CK8
07/10	417.40	BRAINTREE FUNDING 240710 G2GXWD
07/11	23,796.49	BRAINTREE FUNDING 240711 7K59V8
07/11	2,900.02	CITY OF SEATTLE EDI PYMNTS 240711 AP0000142598
07/12	20,101.79	BRAINTREE FUNDING 240712 7JM998
07/12	700.00	GROUP INSURANCE ACH Pmt 240712 11137918258
07/15	24,051.96	BRAINTREE FUNDING 240715 4G59J4
07/15	642.81	BRAINTREE FUNDING 240715 CNMMRD
07/16	13,465.92	BRAINTREE FUNDING 240716 H8MN3J
07/16	4,349.29	JEFF-LEWIS ADMIN CORP PAY 240716
07/16	4,298.03	JEFF-LEWIS ADMIN CORP PAY 240716
07/17	25,446.46	BRAINTREE FUNDING 240717 FMM7YP
07/17	5,500.00	INTEGRITAS MANAG IMS PAY 071724 V00273
07/17	893.40	TRUIST INS TRUIST INS 240716 0070033224
07/17	515.97	BRAINTREE FUNDING 240717 J6M5CJ
07/18	11,995.16	BRAINTREE FUNDING 240718 CRP858
07/18	518.61	SEGAL CO MW PAYMENTS 240718 00000459
07/19	50,341.15	LOCKBOX DEPOSIT
07/19	15,585.15	LOCKBOX DEPOSIT
07/19	9,826.65	BRAINTREE FUNDING 240719 3J56WY
07/19	238.44	LOCK-N-STITCH PAYMENTS 240719 EBIX
07/19	112.42	ALLIANTINOPER617 PREAUTHPAY 240718 EBIXINC-01
07/22	30,336.81	BRAINTREE FUNDING 240722 2VKHDP
07/23	35,872.82	BRAINTREE FUNDING 240723 GDJJ9T
07/23	52.52	TRUIST INS TRUIST INS 240722 0070033224

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 35 of 74

Business Checking w/Interest for XXXXXX-348-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/24	46,977.93	BRAINTREE FUNDING 240724 JYV4MY
07/24	89.23	TRUIST INS TRUIST INS 240723 0070033224
07/25	16,215.90	BRAINTREE FUNDING 240725 79KVJ4
07/26	17,362.23	BRAINTREE FUNDING 240726 69FBTP
07/26	312.00	CITY OF DECATUR WEEKLY AP 240726 58
07/29	24,829.07	BRAINTREE FUNDING 240729 9K4Z2D
07/29	4,420.59	INGRAM MICRO3283 Ingram Mic 240729 Ebix
07/30	21,147.83	BRAINTREE FUNDING 240730 CM9NBD
07/30	514.29	BRAINTREE FUNDING 240730 HJH8Q8
07/31	66,945.63	BRAINTREE FUNDING 240731 D6M6BY
07/31	21,780.43	Benefits Partne2 ACH Paymen 240731 Salus Group

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	= 3,595,596.39
07/01	2,835,808.72	07/12	3,143,313.09	07/23	3,376,463.26
07/02	2,883,911.89	07/15	3,168,007.86	07/24	3,422,068.42
07/03	2,987,524.81	07/16	3,190,121.10	07/25	3,438,284.32
07/05	3,015,278.85	07/17	3,222,476.93	07/26	3,455,958.55
07/08	3,043,883.36	07/18	3,234,990.70	07/29	3,485,208.21
07/09	3,058,238.64	07/19	3,311,094.51	07/30	3,506,870.33
07/10	3,095,814.79	07/22	3,341,431.32	07/31	3,595,596.39
07/11	3,122,511.30

- $ Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 36 of 74 Page 4 of 4 ELECTRONIC TRANSFERS Checking Account Balance Worksheet Before completing this worksheet, please be sure to adjust your checkbook register balance by Adding any interest earned Subtracting any fees or other charges 1 Your current balance on this statement $ Current Balance 2 List deposits which do not appear on this statement Date Amount Date Amount + $ Total of 2 3 Subtotal by adding 1 and 2 In Case of Errors or Questions About Your Electronic Transfers (For Consumer Accounts Used Primarily for Personal, Family or Household Purposes) Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Tell us your name and account number, if any. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt. It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information. For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. (For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.) OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY = $ Subtotal of 1 and 2 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement. Date/ Amount Date/ Amount Check No. Check No. What To Do If You Think You Find A Mistake On Your Statement: If you think there is an error on your statement write to us at the customer service address provided as soon as possible. In your letter, give us the following information: Account information: Your name and account number. Dollar amount: The dollar amount of the suspected error. Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake. You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true: We cannot try to collect the amount in question or report you as delinquent on that amount. The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount. While you do not have to pay the amount in question, you are responsible for the remainder of your balance. We can apply any unpaid amount against your credit limit. Total of 4 INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE 5 Subtract 4 from 3. This should match your checkbook register OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD balance. Calculating your Interest Charge = $ We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the CUSTOMER SERVICE Total number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period. If you have any questions regarding your account or discover an error, callthe number shown on the front of your statement or write to us at thefollowing Calculating your Average Daily Balance address: To calculate the average daily balance, we take the beginning balance of you Citizens Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract Customer Service Center any payments or credits. This gives us the daily balance. Then, we add all the daily P.O. Box 42001 balances for the billing cycle together and divide the total by the number of days in Providence, RI 02940-2001 the billing cycle. This gives us the average daily balance of your account. Change of Address Credit Bureau Reporting Please call the number shown at the front of your statement to notify us ofa We may report information about your Overdraft Line to credit bureaus for each change of address. joint account holder of your checking account. Late payments, missed payments, or DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting Personal deposit accounts, such as CD s and savings accounts, cannot be agency, write to us at the consumer service address provided and include your transferred to another person or to a corporate entity. name, address, account number, and description of what you believe is inaccurate or incomplete. Citizens is a brand name of Citizens Bank, N.A. REV 12/22 Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 37 of 74 US747 | BR558 | 2 ROP 450 P.O. Box 7000 Providence, RI 02940 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 CONTROL ACCOUNT 1 EBIX WAY JOHNS CREEK GA 30097-5801 Commercial Account Statement Page 1 of 27 Beginning July 01, 2024 through July 31, 2024 Questions? Contact us today: CALL: Commercial Account Customer Service 1-800-862-6200 VISIT: your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 CONTROL ACCOUNT Business Checking w/Interest XXXXXX-270-5 Business Checking w/Interest for XXXXXX-270-5 Balance Calculation Previous Balance 9,618,055.29 Checks - .00 Debits - 20,028,160.60 Deposits & Credit + 22,516,008.01 Interest Paid + .00 Current Balance = 12,105,902.70 Balance Average Daily Balance 10,229,808.31 Interest Current Interest Rate .00% Annual Percentage Yield Earned .00% Number of Days Interest Earned 31 Interest Earned .00 Interest Paid This Year 6,492.46 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $10,368,883 Your next statement period will end on August 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 38 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5

Debits **

**May include checks that have been processed electronically by the payee/merchant.

			Previous Balance

			9,618,055.29

			Total Debits

			- 20,028,160.60
Date	Amount	Description
ATM/Purchases
07/01	37.74	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/01	411.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/01	316.50	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/01	24.00	8643 DBT PURCHASE - 4ZKEI5 OMNIONE SALES GRAND RAPI DS MI
07/01	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/01	15.00	8643 DBT PURCHASE - OHIOJQ SMTP2GO, I* SM KELLER TX
07/01	689.35	8643 POS DEBIT - 000000 Indeed Jobs Austin TX
07/01	.08	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/02	134.30	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
07/02	449.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/02	273.40	8643 DBT PURCHASE - 001 APR*APPRIVER 850-932-53 38 FL
07/02	370.67	8643 DBT PURCHASE - 000890 GOOGLE *ADS573 650-253-00 00 CA
07/02	77.76	8643 DBT PURCHASE - 005765 GOOGLE *CLOUD 650-253-00 00 CA
07/02	35.00	8643 DBT PURCHASE - 3LYQJF SINCH MAILGUN SAN ANTONI O TX
07/02	2,546.06	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
07/03	1,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
07/03	7.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/03	704.00	8643 DBT PURCHASE - 002051 BUREAU OF WORK BWC.OHIO.G OV OH
07/03	89.85	8643 DBT PURCHASE - 6733 PAYFLOW/PAYPAL LAVISTA NE
07/03	54.10	8643 DBT PURCHASE - 6733 PAYFLOW/PAYPAL LAVISTA NE
07/03	40.00	8643 DBT PURCHASE - 6733 PAYFLOW/PAYPAL LAVISTA NE
07/03	9.98	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/03	90.00	8643 DBT PURCHASE - 8610 RUSTICI SOFTWA FRANKLIN TN
07/03	53.58	8643 POS DEBIT - 000001 AMAZON.COM*R76 SEATTLE WA
07/03	.02	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/05	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/05	310.54	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/05	4.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/05	454.68	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ

Please See Additional Information on Next Page

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Main Document  Page 39 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
07/05	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/05	404.60	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
07/05	.62	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/05	.91	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/08	2,039.96	8643 DBT PURCHASE - 001030 VONAGE *PRICE+ 732-944-00 00 NJ
07/08	123.12	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
07/08	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/08	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/08	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/08	2,541.85	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
07/08	40.48	8643 POS DEBIT - 000001 AMAZON.COM*R74 SEATTLE WA
07/08	35.62	8643 POS DEBIT - 000001 AMAZON.COM*R71 SEATTLE WA
07/09	134.30	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
07/09	8,252.51	8643 DBT PURCHASE - 0001 AT&T PAYMENT DALLAS TX
07/09	49.99	8643 DBT PURCHASE - 000000 PAYPAL *PEASIS 4029357733
07/09	375.00	8643 DBT PURCHASE - HWCPWL KLAVIYO INC. S BOSTON MA
07/09	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/09	73.74	8643 POS DEBIT - 001 LOWE’S #71 SUWANEE GA
07/09	1.39	FOREIGN CURRENCY FEE - 000000 PAYPAL *PEASIS 4029357733
07/10	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/10	18.95	8643 DBT PURCHASE - 1400 CLOUD COVER MU EL SEGUNDO CA
07/10	132.07	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
07/11	624.40	8643 DBT PURCHASE - 000 Staples Inc staples.co m MA
07/11	286.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/11	1,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
07/11	2,582.30	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
07/11	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/12	60.01	8643 DBT PURCHASE - 999999 Twilio SWHPJ6W San Franci scoCA
07/12	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/15	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 40 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
07/15	44.22	8643 DBT PURCHASE - MBEBNN TRELLO.COM* AT NEW YORK NY
07/15	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS573 650-253-00 00 CA
07/15	769.97	8643 DBT PURCHASE - LY1PDA ZOOM.US 888-79 SAN JOSE CA
07/15	59.00	8643 DBT PURCHASE - UOFYXM REWIND SOFTWAR OTTAWA ON
07/15	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/15	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/15	76.00	8643 POS DEBIT - 000001 AMAZON.COM*RS6 SEATTLE WA
07/15	2,544.09	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
07/15	64.10	8643 POS DEBIT - 000001 AMAZON.COM*RS1 SEATTLE WA
07/15	27.78	8643 POS DEBIT - 000001 AMAZON.COM*RS7 SEATTLE WA
07/15	1.65	FOREIGN CURRENCY FEE - UOFYXM REWIND SOFTWAR OTTAWA ON
07/16	134.30	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
07/16	.99	8643 DBT PURCHASE - 003371 APPLE.COM/BILL 866-712-77 53 CA
07/16	80.98	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/16	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/17	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/17	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/18	804.80	8643 DBT PURCHASE - 729275 AAO COLDEN@AAO RTHMO
07/18	72.97	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/18	15.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/18	42.05	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/18	420.47	8643 DBT PURCHASE - 004765 SPI*DIRECTV SE 888-388-42 49 CA
07/18	88.18	8643 DBT PURCHASE - 004765 SPI*DIRECTV SE 888-388-42 49 CA
07/18	59.42	8643 POS DEBIT - 000001 AMAZON.COM*RS4 SEATTLE WA
07/18	39.44	8643 POS DEBIT - 000001 AMAZON.COM*RS2 SEATTLE WA
07/18	.08	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/19	50.50	8643 DBT PURCHASE - 022328 GRAINGER LAKE FORES T IL
07/19	158.05	8643 DBT PURCHASE - 022328 GRAINGER LAKE FORES T IL
07/19	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/19	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 41 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
07/19	57.66	8643 POS DEBIT - 000001 AMAZON.COM*RS1 SEATTLE WA
07/22	39.49	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/22	134.23	8643 DBT PURCHASE - 004 Staples Inc staples.co m MA
07/22	1,292.97	8643 POS DEBIT - 000001 AMAZON.COM*RS0 SEATTLE WA
07/22	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/22	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/22	25.28	8643 POS DEBIT - 000001 AMAZON.COM*RJ7 SEATTLE WA
07/22	87.92	8643 POS DEBIT - 000001 AMAZON.COM*RJ6 SEATTLE WA
07/22	2,546.33	8643 DBT PURCHASE - 999999 MICROSOFT*Ads-Las Vegas NV
07/22	860.15	8643 POS DEBIT - 000001 AMAZON.COM*RJ1 SEATTLE WA
07/22	.08	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/23	134.30	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
07/23	83.88	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/23	39.42	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/23	137.91	8643 DBT PURCHASE - 999999 eBay O*01-1185 San Jose CA
07/23	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/23	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS573 650-253-00 00 CA
07/23	.08	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/24	133.87	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/24	739.07	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
07/24	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/24	61.93	8643 POS DEBIT - 000001 AMAZON.COM*RJ4 SEATTLE WA
07/24	51.72	8643 POS DEBIT - 000001 AMAZON.COM*RJ9 SEATTLE WA
07/24	54.82	8643 POS DEBIT - 000001 AMAZON.COM*RJ7 SEATTLE WA
07/24	28.09	8643 POS DEBIT - 000001 AMAZON.COM*RJ2 SEATTLE WA
07/24	.27	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/25	60.00	8643 DBT PURCHASE - 999999 Twilio N3VCWM8 San Franci scoCA
07/25	165.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/25	135.00	8643 DBT PURCHASE - 0001 FMO - SAFETY E ATLANTA GA
07/25	3.44	8643 DBT PURCHASE - 0001 WF4FMOSAFENG*S CONCORD CA
07/25	199.00	8643 DBT PURCHASE - JGPB8W SHOGUN COVINA CA
07/25	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/25	2,555.65	8643 POS DEBIT - 008444 MICROSOFT*ADS-MSBILL.INF O NV

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 42 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
07/29	59.98	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/29	215.50	8643 DBT PURCHASE - 004580 IN *AJR PARTNE 404-808319 0 GA
07/29	2,640.00	8643 DBT PURCHASE - 003253 GoToCom*Rescue goto.com MA
07/29	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/29	8.06	8643 POS DEBIT - 000001 AMAZON.COM*RJ5 SEATTLE WA
07/29	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/29	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/29	15.70	8643 DBT PURCHASE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/29	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/29	63.59	8643 POS DEBIT - 000001 AMAZON.COM*RV5 SEATTLE WA
07/29	.03	FOREIGN CURRENCY FEE - 001 DNH*GODADDY.CO 480-505-88 55 AZ
07/30	170.66	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
07/30	134.30	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
07/30	84.34	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/30	24.00	8643 DBT PURCHASE - 4ZKEI5 OMNIONE SALES GRAND RAPI DS MI
07/30	500.00	8643 DBT PURCHASE - 000890 GOOGLE *ADS603 650-253-00 00 CA
07/30	2,541.16	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
07/31	3,575.10	7062 DBT PURCHASE - 0101 RENAISSANCE HT BOSTON MA
07/31	316.50	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/31	411.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
07/31	86.34	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/31	14.16	8643 DBT PURCHASE - MVKGR4 NAME-CHEAP.COM PHOENIX AZ
07/31	48.16	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
07/31	170.10	8643 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
07/31	15.00	8643 DBT PURCHASE - OHIOJQ SMTP2GO, I* SM KELLER TX
07/31	52.88	8643 POS DEBIT - 000001 AMAZON.COM*RV2 SEATTLE WA
Other Debits
07/01	156,855.63	OUTGOING WIRE TRANSFER (MTS NO.240701011894)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 43 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/01	30,000.00	OUTGOING WIRE TRANSFER (MTS NO.240701012762)
07/01	40,000.00	OUTGOING WIRE TRANSFER (MTS NO.240701012763)
07/01	30,634.40	OUTGOING WIRE TRANSFER (MTS NO.240701011899)
07/01	18,180.75	BANKCARD MERCH FEES 240628 948907957005015
07/01	1,314.74	UPSBILLCTR PAYMENT 240628 00004E1896
07/01	1,014.55	DEPOSITED CHECK RETURNED
07/02	3,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009904)
07/02	3,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009906)
07/02	3,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009899)
07/02	4,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009908)
07/02	5,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009905)
07/02	6,125.00	OUTGOING WIRE TRANSFER (MTS NO.240702009907)
07/02	156,306.68	ANTHEM BLUE W13O CORP PYMT 240702 FL00977411
07/02	8,125.00	EBIX INC 2705 ACH TRANS 240702 -SETT-DIGI BANK
07/02	3,233.33	ANTHEM BLUE W13O CORP PYMT 240702 FL00977412
07/02	2,187.09	COMM OF MASS EFT MA DOR PAY 240701 1255585216
07/02	1,463.00	STATE OF CT DRS BUS DIRPAY 240702 6247426
07/02	1,009.10	EBIX INC CORP PYMNT 240702 241804912
07/02	555.22	UTAH801/297-7703 TAX PAYMNT 240702 2015749248
07/02	87.46	NEVADA TAX 8669623707 070224 2STELPWBN540LLL
07/02	25.90	AUTHNET GATEWAY BILLING 240702 136849694
07/03	1,635,632.20	OUTGOING WIRE TRANSFER (MTS NO.240703002399)
07/03	6,790.00	OUTGOING WIRE TRANSFER (MTS NO.240703010003)
07/03	12,102.91	OUTGOING WIRE TRANSFER (MTS NO.240703010002)
07/03	4,923.46	EBIX EMPMED+DNTL CORP COLL 240703
07/03	221.89	FRST BK MRCH SVC DEPOSIT 240702 374212269889
07/03	638,663.77	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
07/05	19,570.00	OUTGOING WIRE TRANSFER (MTS NO.240705012682)
07/05	61,126.62	OUTGOING WIRE TRANSFER (MTS NO.240705012679)
07/05	77,611.00	OUTGOING WIRE TRANSFER (MTS NO.240705012677)
07/05	229.90	OUTGOING WIRE TRANSFER (MTS NO.240705012683)
07/05	68,897.50	OUTGOING WIRE TRANSFER (MTS NO.240705012680)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 44 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/05	77,342.29	OUTGOING WIRE TRANSFER (MTS NO.240705012681)
07/05	138,830.95	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	25,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	23,966.97	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	15,943.42	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	13,406.25	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	13,375.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	10,146.41	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	9,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	7,931.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	5,573.93	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	5,272.60	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	5,232.50	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	5,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	4,738.92	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	4,725.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	4,298.44	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	4,127.96	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	3,400.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	3,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	1,475.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	1,468.43	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	1,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	1,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	1,000.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	987.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	968.38	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	900.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	900.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	864.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	692.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	687.50	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	676.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	495.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	495.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	287.02	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	250.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/05	200.00	EBIX INC 2705 ACH TRANS 240705 -SETT-DIGI BANK
07/08	6,678.29	OUTGOING WIRE TRANSFER (MTS NO.240708008155)
07/08	3,777.88	UPSBILLCTR PAYMENT 240705 00002AE947
07/08	1,971.55	OPTUM BANK DIR DEP 240708 720000208
07/08	1,774.31	EBIX INC 2705 ACH TRANS 240708 -SETT-DIGI BANK
07/08	589.66	WASTE MANAGEMENT INTERNET 240705 043000095325038
07/08	262.50	EBIX INC 2705 ACH TRANS 240708 -SETT-DIGI BANK
07/08	75.26	FEDERAL EXPRESS DEBIT 240706 EPA79298855
07/08	35.32	BRAINTREE FUNDING 240708 2Q7VPP
07/09	362,506.01	FIRST INSURANCE INSURANCE 240709 900-99953564

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 45 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/09	1,488.14	EBIX INC CORP PYMNT 240709 241875885
07/09	121.04	BANKCARD MERCH CHBK 240708 948907957005015
07/09	31.00	BRAINTREE FUNDING 240709 4BXPGD
07/10	1,188,736.44	OUTGOING WIRE TRANSFER (MTS NO.240710006956)
07/10	63,127.14	EBIX EMPMED+DNTL CORP COLL 240709
07/10	25,792.65	EBIX EMPMED+DNTL CORP COLL 240709
07/10	553.62	EBIX EMPMED+DNTL CORP COLL 240709
07/11	163,500.00	LIST POST TOTAL (1)
07/11	21,819.55	OUTGOING WIRE TRANSFER (MTS NO.240711013907)
07/11	69,659.84	OUTGOING WIRE TRANSFER (MTS NO.240711013927)
07/11	97,000.00	OUTGOING WIRE TRANSFER (MTS NO.240711013926)
07/11	197,500.00	OUTGOING WIRE TRANSFER (MTS NO.240711013933)
07/11	200.00	OUTGOING WIRE TRANSFER (MTS NO.240711013936)
07/11	2,000.00	OUTGOING WIRE TRANSFER (MTS NO.240711013938)
07/11	3,000.00	OUTGOING WIRE TRANSFER (MTS NO.240711013935)
07/11	3,637.10	OUTGOING WIRE TRANSFER (MTS NO.240711013937)
07/11	54,556.57	EBIX, INC. JHTC 240711 9657795
07/11	51,878.79	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	42,916.50	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	40,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	31,439.55	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	27,284.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	15,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	9,375.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	8,965.84	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	8,200.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	4,573.80	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	4,209.50	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	3,878.40	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	3,100.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	3,080.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	3,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,929.50	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,587.50	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,574.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,500.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,500.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,391.13	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	2,100.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,500.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 46 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/11	1,200.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,125.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,100.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	1,000.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	888.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	804.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	792.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	680.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	600.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	600.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	600.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	440.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	375.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	336.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	310.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	300.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	250.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	250.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	250.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	200.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	200.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	125.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	125.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	125.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	125.00	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/11	15.12	EBIX INC 2705 ACH TRANS 240711 -SETT-DIGI BANK
07/12	138,830.95	OUTGOING WIRE TRANSFER (MTS NO.240712010040)
07/12	1,996.55	OPTUM BANK DIR DEP 240712 720000208
07/12	1,750.00	EBIX INC 2705 ACH TRANS 240712 -SETT-DIGI BANK
07/15	1,499.00	LIST POST TOTAL (1)
07/15	364,730.26	OUTGOING WIRE TRANSFER (MTS NO.240715001693)
07/15	840,138.75	OUTGOING WIRE TRANSFER (MTS NO.240715001692)
07/15	45,493.47	OUTGOING WIRE TRANSFER (MTS NO.240715011774)
07/15	14,042.75	Sawnee Electric WEB PMTS 071524 1PXRRN
07/15	7,781.09	EBIX INC 2705 ACH TRANS 240715 -SETT-DIGI BANK
07/15	861.17	UPSBILLCTR PAYMENT 240712 00002AE947
07/15	199.30	FEDERAL EXPRESS DEBIT 240714 EPA79549444
07/15	16,517.35	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
07/16	2,639.54	EBIX EMPMED+DNTL CORP COLL 240716
07/16	2,225.38	EBIX INC CORP PYMNT 240716 241945544
07/16	16.26	BRAINTREE FUNDING 240716 2YHJVT
07/16	6,370.14	SERVICE CHARGE

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 47 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/17	1,150,423.33	OUTGOING WIRE TRANSFER (MTS NO.240717001889)
07/17	4,792,210.15	OUTGOING WIRE TRANSFER (MTS NO.240717010881)
07/17	651.07	BANKCARD MERCH DEP 240716 948907957005015
07/18	627.42	DOR ITS PAYMENTS INDORITS 240717 8766390
07/18	177.00	AL-DEPT OF REV DIRECT DBT 991231 1338230080
07/18	128.49	ME BUREAU OF TAX INTRNET DR 240718 912108
07/18	12.00	BRAINTREE FUNDING 240718 7WJZZT
07/18	3.32	AL ONESPOT TAX Alabama.go 240718 202477832226
07/18	550,669.08	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
07/19	206,306.68	ANTHEM BLUE W13O CORP PYMT 240719 FL00010383
07/19	3,188.57	ANTHEM BLUE W13O CORP PYMT 240719 FL00010384
07/19	1,583.99	STATE COMPTRLR TEXNET 240719 08294535/40718
07/19	605.58	FLA DEPT REVENUE C01 240719 106603394
07/22	283,764.62	OUTGOING WIRE TRANSFER (MTS NO.240722010164)
07/22	500.00	OUTGOING WIRE TRANSFER (MTS NO.240722010170)
07/22	13,003.50	OUTGOING WIRE TRANSFER (MTS NO.240722010166)
07/22	2,400.00	OUTGOING WIRE TRANSFER (MTS NO.240722010165)
07/22	68,947.84	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	47,843.03	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	16,054.11	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	15,909.09	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	9,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	8,415.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	8,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	6,342.28	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	6,084.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,573.29	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,060.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	5,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	3,678.40	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	3,069.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	2,736.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	2,500.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	2,291.52	NJ S&U WEB PMT NJWEB55 240722 091000019109185
07/22	2,259.83	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,958.40	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,955.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,900.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,800.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,640.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 48 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/22	1,500.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,500.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,462.50	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,300.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,224.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,200.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,127.50	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	1,000.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	913.33	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	900.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	880.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	880.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	750.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	600.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	532.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	510.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	426.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	411.50	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	400.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	400.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	300.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	300.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	250.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	200.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	186.20	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	150.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	150.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	75.00	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/22	53.36	EBIX INC 2705 ACH TRANS 240722 -SETT-DIGI BANK
07/23	19,956.00	NYS DTF SALES Tax Paymnt 240723 000000116347843
07/23	7,927.50	EBIX EMPMED+DNTL CORP COLL 240723
07/23	7,287.99	IA DEPT OF REV IA REV PAY 240723 2868572
07/23	3,894.12	SC DEPT REVENUE DEBIT 202407 15204206
07/23	2,267.05	IA DEPT OF REV IA REV PAY 240723 2908470
07/23	2,192.00	DENVERGOV.ORG SALES TAX 240724 1223396352
07/23	1,939.92	AZ DEPT OF REV CCDDIR.DBT 240723 100447218
07/23	1,090.00	SOM MITREASBUS 240722 9806013
07/23	1,069.75	NC DEPT REVENUE TAX PYMT 240722 043000096117886
07/23	1,062.47	EBIX INC CORP PYMNT 240723 242015526
07/23	911.00	MN DEPT OF REVEN MN Rev pay 240723 000000109601415
07/23	712.73	WI DEPT REVENUE TAXPAYMNT 240722 22271936
07/24	5,832.00	TN STATE REVENUE TN TAP 240723 2021038720
07/24	1,327.00	IL DEPT OF REVEN EDI PYMNTS 240724 00001661372208
07/24	1,196.81	VA DEPT TAXATION TAX PAYMEN 240723 *****1975
07/24	989.19	WVTREASURY WVTAXPAYPB 240724 STO1659129856
07/24	381.00	CO DEPT REVENUE TAXPAYMENT 240722 08055516004USR

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 49 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/24	147.00	STATE OF LOUISIA EPOSPYMNTS 240724 6242770001
07/25	1,808,970.83	OUTGOING WIRE TRANSFER (MTS NO.240725001318)
07/25	53,136.27	EBIX, INC. JHTC 240725 9691077
07/25	3,219.53	8013OHIO-TAXOSUT OH SALESTX 072524 000001012856490
07/25	45.70	SEATTLEB&OTAX TAXPYMT 240724 0383917
07/25	4.00	FILELOCAL PROCESSFEE 240724 0384136
07/25	1.00	SEATTLE KUBRAFEE TAXPYMTFEE 240724 0385701
07/26	8,536.85	SUN LIFE CANADA PAYMENTREQ 240725 1321089
07/26	3,405.29	WA DEPT REVENUE TAX PYMT 240725 13623590
07/26	1,681.80	SUN LIFE CANADA PAYMENTREQ 240725 1321088
07/26	612.89	SUN LIFE HEALTH PAYMENTREQ 240725 1321196
07/29	923,690.00	OUTGOING WIRE TRANSFER (MTS NO.240729006804)
07/29	979.13	KSDEPTOFREVENUE TAXDRAFTS 240729 004770021975F01
07/30	1,892.13	OUTGOING WIRE TRANSFER (MTS NO.240730007807)
07/30	170,000.00	OUTGOING WIRE TRANSFER (MTS NO.240730007809)
07/30	252,250.00	QUARTERLY FEE PAYMENT 240729 0000
07/30	68,947.84	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	60,548.79	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	53,140.04	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	28,219.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	25,000.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	24,835.76	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	12,000.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	11,896.26	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	10,775.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	10,339.18	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	4,334.36	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	4,298.44	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	3,443.04	EBIX EMPMED+DNTL CORP COLL 240729
07/30	3,005.91	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	2,304.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	2,180.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	2,050.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	1,285.20	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	1,210.09	EBIX INC CORP PYMNT 240730 242085576
07/30	1,210.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	1,200.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	1,107.39	UPSBILLCTR PAYMENT 240729 00002AE947
07/30	1,000.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	987.50	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	800.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	680.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	580.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	560.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	548.34	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK

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Main Document  Page 50 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
07/30	500.00	QUARTERLY FEE PAYMENT 240729 0000
07/30	350.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	300.00	EBIX INC 2705 ACH TRANS 240730 -SETT-DIGI BANK
07/30	115,230.56	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
07/31	1,540,089.64	OUTGOING WIRE TRANSFER (MTS NO.240731011746)
07/31	3,134.48	CA DEPT TAX FEE CDTFA EPMT 240730 18571543
07/31	1,996.55	OPTUM BANK DIR DEP 240731 720000208
07/31	1,480.60	EBIX EMPMED+DNTL CORP COLL 240731
07/31	189.75	DEPOSITED CHECK RETURNED
07/31	250.00	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	22,516,008.01
07/01	150,811.13	BANKCARD MERCH DEP 240628 948907957005015
07/01	121,656.17	AMERIPRISE FINAN AFWFACH 240628 240628S-0004765
07/01	84,248.97	MASSACHUSETTS MU EXPENSES M 240628 ZINNIA
07/01	48,778.70	ALLEGIANCE BENEF PAYABLES 062824 ACCLAMATION SYS
07/01	37,209.00	NL ACCTS PAYABLE AP PAYMENT 240628 286446
07/01	27,243.06	TRUIST INS TRUIST INS 240628 0070038231
07/01	25,420.03	LOCKBOX DEPOSIT
07/01	24,346.00	PRINCIPAL LIFE PML/CRE 240628 PACT#232318251
07/01	24,020.58	Guardian Life In PAYMENTS 240629 1312038
07/01	10,646.25	PACIFIC LIFE INS ACH 240628 AP0013903761
07/01	8,656.35	AIRPRODUCTS 9621 EDI PAYMNT 070124 US102000137550
07/01	2,729.57	DMI MARKETING IN AchBatch 240701 22277022
07/01	2,500.00	ALERA GROUP INC DIRECT-PAY 240628 76736574
07/01	1,674.88	STANDARD INSURAN VENDOR PAY 240628 SUPPLIER_CONNEC
07/01	1,581.62	TROUT UNLIMITED Payment 240701 18919
07/01	693.83	BANKCARD MERCH DEP 240628 948907957005015
07/01	624.14	BWX Technologies PAYMENTS 240701 21872000094018
07/01	458.80	AMERICAN EXPRESS SETTLEMENT 240629 5430020156
07/01	149.66	MIDLAND NATIONAL ACCTPAYABL 240627 100019000676582
07/01	99.95	FRST BK MRCH SVC DEPOSIT 240630 374212269889
07/01	78.75	ONEGAS PAYMENTS 240701 1306883
07/01	64.14	MIDLAND NATIONAL ACCTPAYABL 240627 100019000676592
07/01	52.61	BRAINTREE FUNDING 240701 FSDNFT
07/01	28.73	BRAINTREE FUNDING 240701 8VRTTP
07/01	23.85	ALMO CORPORATION PAYMENTS 240628 33061
07/01	7.66	ICMA-RC DBA MSQ TRADE PAY 240701 S-0818
07/01	6.00	OpenSesame Bill.com 240701 015MJDSHFE3BSEV
07/02	389,633.20	LOCKBOX DEPOSIT
07/02	124,846.56	LOCKBOX DEPOSIT
07/02	103,505.32	SAGICOR LIFE INS SAGICORPMT 070224 VZIN001
07/02	96,961.61	BANKCARD MERCH DEP 240701 948907957005015

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Main Document  Page 51 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/02	21,534.54	BIG LOTS STORES EFTPAYMENT 240702
07/02	9,939.98	MIDLAND NATIONAL ACCTPAYABL 240628 100019000677092
07/02	7,263.90	ARTHUR J GALLAGH 0000006558 240701 002EFTI039413
07/02	3,622.00	WESTERN SOUTHERN EDI PYMNTS 240702 02000012638
07/02	2,500.00	METLIFESERVSOLUT DIRECT PAY 240628 0000005251
07/02	2,352.48	SYLVAMO TRADE PAY 240702
07/02	2,048.50	Harrison Global PMT 240702 0056EBI01
07/02	2,000.00	BROWN & BROWN PAYMENTS 240701 EFT-01886870
07/02	1,785.00	HD MOTOR COMPANY PAYMENT 240702
07/02	636.30	ARTHUR J GALLAGH 0000006558 240701 002EFTI039264
07/02	528.00	MIDLAND NATIONAL ACCTPAYABL 240628 100019000677082
07/02	466.00	MIDLAND NATIONAL ACCTPAYABL 240628 100019000676982
07/02	435.00	TruStage CMFGL PYMT 240701 6265116
07/02	198.00	Relation Insuran PAYMENTS 240702 16931210
07/02	169.52	JOHNTEMP7947 TEMP24ACH0 240702 EBIX
07/02	78.60	Mohawk Carpet LL EDI PYMNTS 240702 81250000633848
07/02	52.61	BRAINTREE FUNDING 240702 GS25K8
07/02	35.16	BRAINTREE FUNDING 240702 4PY7CJ
07/02	28.73	BRAINTREE FUNDING 240702 DGTJTP
07/02	57,400.32	INCOMING WIRE TRANSFER (MTS NO.240702006292)
07/03	206,360.15	LOCKBOX DEPOSIT
07/03	78,887.20	BANK OF AMERICA 2003PPD_US 240703 200320000936522
07/03	74,149.31	FORETHOUGHT LIFE ACH 240702 AP0000084462
07/03	33,731.30	E G C INC CCD PYMT 240702 072418413029510
07/03	22,890.26	BANKCARD MERCH DEP 240702 948907957005015
07/03	12,017.42	MIDLAND NATIONAL ACCTPAYABL 240701 100019000677572
07/03	9,400.00	Aon Corporation BK-7552300 240702 BK-7552300
07/03	6,500.43	GNA AP DISBURSE INV PAY 240703 000000600097844
07/03	3,190.50	GA FINANCIAL COM ACH 240702 AP0000084481
07/03	2,500.00	GROUP INSURANCE ACH Pmt 240703 11136936819
07/03	2,104.69	LIMITED BRANDS LBI REMIT 240703 1028897248
07/03	2,059.45	LOCKBOX DEPOSIT
07/03	400.00	CAPITAS FINANCIA 20240705 240703 Ebix
07/03	358.68	BANKCARD MERCH DEP 240702 948907957005015
07/03	291.74	BRAINTREE FUNDING 240703 69QWQ8
07/03	125.25	VS SERVICE 1040 PAYMENTS 240703
07/03	116.75	BRAINTREE FUNDING 240703 9S2GQ8
07/03	23.35	SIMPLOT AB RETAI AP ACH PMT 240702 01448415
07/03	5,805.00	INCOMING WIRE TRANSFER (MTS NO.240703011150)
07/05	216,029.00	SUN LIFE SLOC CCD 240703 0000006258
07/05	40,695.00	AAC INC PAYNAP 240705 S280055
07/05	34,821.00	BANKCARD MERCH DEP 240703 948907957005015
07/05	19,953.43	Simplan Administ ACH Single 240705 230966
07/05	15,052.50	TruStage CMFGL PYMT 240703 6272192
07/05	14,847.32	TELLIGEN EFT 240705 0000004842
07/05	9,784.44	ALLIANTINOPER617 PREAUTHPAY 240705 EBIXINC-01
07/05	9,598.96	Marsh and McLenn PAYMENTS 240704 2521362
07/05	7,857.74	PRICESMART, INC. PAYMENTS 070524 2981-36097

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Main Document  Page 52 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/05	6,000.00	ACS BENEFIT SERV INV PMT 240705
07/05	4,907.70	LOCKBOX DEPOSIT
07/05	2,685.71	NFP CORPORATE SE AP PAYMENT 240703 4620-1235
07/05	2,548.07	Aon Corporation BK-7556221 240705 BK-7556221
07/05	1,079.86	FRST BK MRCH SVC DEPOSIT 240703 374212269889
07/05	850.00	Integrity Health 0992134-IN 240705 e49316110
07/05	850.00	Integrity Health 0994129-IN 240705 e49326306
07/05	850.00	Integrity Health 0995107-IN 240705 e49327480
07/05	463.50	PS DEBIT PAYABLES 240705 EBIX
07/05	350.00	Navia Benefit So ACH BATCH 240705 V4880
07/05	165.83	FLYNN & COMPANY AP PAYMENT 240703 2605-1000
07/05	135.95	FRST BK MRCH SVC DEPOSIT 240704 374212269889
07/05	86.00	Acrisure, LLC PAYMENTS 240705 000000000343189
07/05	79.65	MWH CONSTRUCTORS AP PAYMENT 240705 EBI0001
07/05	64.50	PROMEDICA HEALTH AP PAYMENT 240703 1000-0000012282
07/05	62.15	BRAINTREE FUNDING 240705 4RJFPP
07/05	12.14	BRAINTREE FUNDING 240705 6NZMZ8
07/08	255,949.14	LOCKBOX DEPOSIT
07/08	221,774.88	MAN LIFE INS PAYMENT 070824 P12532212
07/08	34,512.37	BANKCARD MERCH DEP 240704 948907957005015
07/08	10,000.00	ZENITH AMERICAN DIRECT-PAY 240705 77282204
07/08	5,180.00	UPRR TRADE PAY 240708
07/08	5,000.00	Employee Benefit Payment 240708 4356
07/08	250.00	UNITED AGENCIESB PC CLEAR 240708 EBIXINC-02
07/08	189.00	NFP CA INSURANCE AP PAYMENT 240705 4600-1107
07/08	81.35	BRAINTREE FUNDING 240708 GT3WZ8
07/08	69.30	SKYWAY CEMENT CO TRADE PAY 240705 05100
07/08	57.46	BRAINTREE FUNDING 240708 9KPJY4
07/08	53.76	BRAINTREE FUNDING 240708 2CR5ZT
07/08	22.29	PURITY LIFE HEAL PAYMENT 240703 EBIX
07/09	93,284.00	LOCKBOX DEPOSIT
07/09	74,674.50	LOCKBOX DEPOSIT
07/09	60,215.94	WESTERN SOUTHERN EDI PYMNTS 240709 02000012743
07/09	33,241.27	AMERICAN EXPRESS SETTLEMENT 240709 1046396313
07/09	3,199.18	TALCOTT-RES LIFE 2419000002 240709 563809956216920
07/09	2,460.58	MAYA ASSUR OPERA SYSTEMS 240709 EBIX
07/09	1,429.00	J. Safra Inc. JSAFRA INC 240703 V0024610
07/09	1,429.00	J. Safra Inc. JSAFRA INC 240703 V0024611
07/09	1,080.00	Bkly Rsk Adm Co ACH 240708 AP0002459081
07/09	888.03	Marsh and McLenn PAYMENTS 240709 2522127
07/09	773.26	Relation Insuran PAYMENTS 240709 16986340
07/09	638.60	PATRIOT GROWTH I PAYMENTS 240709 Ebix Inc
07/09	300.00	ALLIANTINOPER617 PREAUTHPAY 240709 EBIXINC-01
07/09	222.00	NATL INTEGRITY EDI PYMNTS 240709 00100000104
07/09	212.50	LOCKBOX DEPOSIT
07/09	145.00	PComp PY240709 240709
07/09	86.07	Marsh and McLenn PAYMENTS 240709 2522126
07/09	84.73	BRAINTREE FUNDING 240709 CHKVV8
07/09	29.26	BROWN & BROWN PAYMENTS 240708 EFT-01888388
07/09	1.50	KY AGC SIF PAYABLES 240709 900000007929939

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Main Document  Page 53 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/09	138,830.95	INCOMING WIRE TRANSFER (MTS NO.240709009370)
07/09	20,000.00	INCOMING WIRE TRANSFER (MTS NO.240709008313)
07/10	39,061.51	Sysco Corporatio PAYMENTS 240710 AY-000064509331
07/10	35,667.67	BANKCARD MERCH DEP 240709 948907957005015
07/10	27,824.00	AMERIPRISE FINAN AFWFACH 240709 240709S-0004765
07/10	23,528.35	LOCKBOX DEPOSIT
07/10	15,094.96	REDIRECT HEALTH VENDOR 240710
07/10	9,914.40	SUMMIT CONSULTIN 217821 240710 0865246
07/10	4,395.17	BANKCARD MERCH DEP 240709 948907957005015
07/10	3,795.55	AMERICAN EXPRESS SETTLEMENT 240710 1046396313
07/10	3,400.00	covr Financial Payments 240710 Ebix
07/10	1,628.00	Acrisure, LLC PAYMENTS 240709 000000000343717
07/10	1,542.57	BANKCARD MERCH DEP 240709 948907957005015
07/10	1,408.17	GROUP 1001 INNOV 0000009569 240710 160CCD003080
07/10	1,118.72	LUBBOCK COUNTY H ACH Paymen 240710 SU-001270
07/10	740.00	BRAKEBUSH BROTHE PAYABLES 240710
07/10	212.07	KING 8597 PAYMENTS 240710 Ebix Inc
07/10	161.90	BRAINTREE FUNDING 240710 K3WNDP
07/10	93.00	GRAY AND CO CONS PAY 240710 EBIX
07/10	70.69	BANKCARD MERCH DEP 240709 948907957005015
07/10	43.67	BROWN & BROWN PAYMENTS 240709 EFT-01888518
07/10	57,400.32	INCOMING WIRE TRANSFER (MTS NO.240710006156)
07/10	1,986.10	7062 DBT RETURN - 002541 HOTELCOM720563 HOTELS.COM WA
07/11	83,323.50	Ameritas Life In XO01ACH 240711 XO010000014049
07/11	55,860.15	ANICO AP SAP 240711 110160004785702
07/11	28,000.00	ASPIDA LIFE INSU ALIC ACH R 240711 165349
07/11	18,240.00	AUTO-OWNERS INSU DAILY 240711
07/11	12,286.36	BANKCARD MERCH DEP 240710 948907957005015
07/11	9,744.00	PREFERRED CARE S PAYMENT 240711 SUPPLIER_CONNEC
07/11	8,308.48	LOCKBOX DEPOSIT
07/11	7,239.00	EQUITABLE FINANC DIRECT PAY 240711 RG00030931
07/11	5,847.39	ZENITH INSURANCE ZIC AP 511 240711 780042
07/11	5,260.30	ADVANTEST PAYMENTS 240711 700636
07/11	1,852.07	AMERICAN EXPRESS SETTLEMENT 240711 1046396313
07/11	1,553.00	PACIFIC LIFE INS ACH 240710 AP0013968450
07/11	458.75	AMERICAN EXPRESS SETTLEMENT 240711 5430020156
07/11	300.00	AMERIPRISE FINAN AFWFACH 240710 240710S-0004765
07/11	234.17	EDGEWOOD PARTNER VDR INVCES 240711 110124
07/11	175.00	EDGEWOOD PARTNER VDR INVCES 240711 110138
07/11	139.00	BANKCARD MERCH DEP 240710 948907957005015
07/11	60.40	BANKCARD MERCH DEP 240710 948907957005015
07/11	59.95	FRST BK MRCH SVC DEPOSIT 240710 374212269889
07/11	52.13	EDGEWOOD PARTNER VDR INVCES 240711 110125
07/11	33.26	BRAINTREE FUNDING 240711 3W8CQT
07/11	18.00	MICLAIMOPERATING CASH DISB 240711 EBIX

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Main Document  Page 54 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/11	2,092.50	INCOMING WIRE TRANSFER (MTS NO.240711006942)
07/12	304,100.76	TruStage CMFGL PYMT 240711 6291633
07/12	189,217.05	PRUDENTIAL FINAN VEND PYMT 240712 716681
07/12	37,835.17	FSHP HCS, LLC 1000182416 240711 730018000016202
07/12	27,828.00	JOHNS HOPKINS AP TRADE PAY 240712
07/12	19,831.18	BANKCARD MERCH DEP 240711 948907957005015
07/12	9,500.73	INSURMARK - 1252 CORP PAY 240712 EBIX30374
07/12	6,846.37	INTUIT 13309238 BILL_PAY 070924 CLAREMONT INSUR
07/12	6,123.60	PEARL CARROLL & PY07/12/24 240712 00EB77002
07/12	5,690.00	ADVISORNET FINAN PAYABLES 071124 ZINNIA9999
07/12	3,148.96	VOLENTE INSURANC QUICKBOOKS 240712 631648270
07/12	2,590.76	BANKCARD MERCH DEP 240711 948907957005015
07/12	1,926.36	CWI INC 11-JUL-24 071224 20260390
07/12	1,494.00	SIMPLICIT - 3293 CORP PAY 240712 EBIX30374
07/12	1,356.50	+Lincoln Nationa EDI PYMNTS 240712 U9pe1ROQoG
07/12	1,320.57	BANKCARD MERCH DEP 240711 948907957005015
07/12	1,246.26	LOCKBOX DEPOSIT
07/12	1,240.71	MARKETING - 5039 CORP PAY 240712 EBIX30374
07/12	1,125.72	CHESAPEAKE - 8040 CORP PAY 240712 EBIX30374
07/12	809.00	INSURANCE AGENCY Customer 5 071224
07/12	610.00	EDGEWOOD PARTNER VDR INVCES 240712 110657
07/12	458.42	AMERICAN EXPRESS SETTLEMENT 240712 5430020156
07/12	446.00	SIMPLICIT - 6902 CORP PAY 240712 EBIX30374
07/12	408.00	RETIREMEN - 2327 CORP PAY 240712 EBIX30374
07/12	370.00	FINANCIAL - 5591 CORP PAY 240712 EBIX30374
07/12	136.96	DAVIS FIN - 6010 CORP PAY 240712 EBIX30374
07/12	119.47	EDGEWOOD PARTNER VDR INVCES 240712 110662
07/12	110.16	PAI-Operating Ac ACH Pmt 240711 00CTPAEBI
07/12	88.40	EDGEWOOD PARTNER VDR INVCES 240712 110658
07/12	88.00	GROUP 1001 INNOV 0000009575 240712 160CCD003090
07/12	73.50	AMERICAN FI-5415 CORP PAY 240712 EBIX30374
07/12	62.90	EDGEWOOD PARTNER VDR INVCES 240712 110661
07/12	54.00	SEDGWICK COUNTY AP PAYMENT 240712
07/12	37.80	BRAINTREE FUNDING 240712 DPBN3J
07/12	32.17	EDGEWOOD PARTNER VDR INVCES 240712 110660
07/12	25.15	EDGEWOOD PARTNER VDR INVCES 240712 110659
07/12	23.10	ILLINOIS CEMENT TRADE PAY 240711 03950
07/12	21.00	PROMEDICA HEALTH AP PAYMENT 240711 1000-0000012282
07/12	20.71	EDGEWOOD PARTNER VDR INVCES 240712 110656
07/12	7.19	EDGEWOOD PARTNER VDR INVCES 240712 110663
07/12	163,500.00	ARP ADJUSTMENT CK3226 10 REFER TO MAKER 75479652

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/12	150.00	REALTIME CREDIT
		CHESTERFIELD SERVICES INC
		SENDER REF: 2211475
		RTP TRACE ID: US24071286461491
		3520 FOREST LAKE DR
		UNIONTOWN OH OH 44685-8105
		Invoice 0996268 Customer Number 420012533
07/15	242,634.93	JH LIFFE INS PAYMENT 071524 P12624152
07/15	139,098.82	LOCKBOX DEPOSIT
07/15	65,105.90	ZELIS HEALTHCARE 12811 240715 1023307312811
07/15	61,009.90	ZELIS HEALTHCARE 12811 240715 1023299712811
07/15	59,705.61	+Lincoln Nationa EDI PYMNTS 240715 L3zh6ezhHz
07/15	28,932.97	ANICO AP SAP 240715 110160004791192
07/15	20,103.75	Prosperity Servi EDI PYMNTS 240715 828686
07/15	16,266.25	Guardian Life In PAYMENTS 240714 1342689
07/15	11,739.47	IDA - GEN PAYMENTS 240715
07/15	6,950.00	+Lincoln Nationa EDI PYMNTS 240715 w8iRiufRB3
07/15	6,555.00	+Lincoln Nationa EDI PYMNTS 240715 YcaAetK3M8
07/15	6,412.50	TruStage CMFGL PYMT 240712 6293171
07/15	5,754.00	MASSACHUSETTS MU EXPENSES M 240712 ZINNIA
07/15	5,216.00	SAGICOR LIFE INS SAGICORPMT 071524 VZIN001
07/15	4,050.00	Countryway Insur Payment 240715 4356
07/15	3,100.00	+Lincoln Nationa EDI PYMNTS 240715 bEeR3cDhKs
07/15	2,977.00	DORMITORY AUTHOR CORP PMT 240715 U77941
07/15	2,232.00	+Lincoln Nationa EDI PYMNTS 240715 xbl5udVF7A
07/15	2,050.00	+Lincoln Nationa EDI PYMNTS 240715 um8MKtatUz
07/15	1,334.00	+Lincoln Nationa EDI PYMNTS 240715 VTCgf6qYY8
07/15	1,236.00	+Lincoln Nationa EDI PYMNTS 240715 TtQbdIextW
07/15	1,208.00	+Lincoln Nationa EDI PYMNTS 240715 uOie9NNxGg
07/15	1,066.00	+Lincoln Nationa EDI PYMNTS 240715 KsVczygtu7
07/15	1,000.00	RETURN SETTLE RETURN 240715 -SETT-AUTO 2
07/15	906.50	+Lincoln Nationa EDI PYMNTS 240715 MooeuiMFGm
07/15	852.00	+Lincoln Nationa EDI PYMNTS 240715 W7HtD9GSRE
07/15	755.00	BANKCARD MERCH DEP 240712 948907957005015
07/15	750.00	GOODYEAR TIRE PAYMENTS 240715 2126500064
07/15	675.86	GEORGETOWN FINAN EBIX0624 240715
07/15	566.50	ALERA GROUP INC DIRECT-PAY 240712 77892368
07/15	460.00	+Lincoln Nationa EDI PYMNTS 240715 J8I5vxqAyZ
07/15	440.00	+Lincoln Nationa EDI PYMNTS 240715 zmXc4T9LpE
07/15	320.00	+Lincoln Nationa EDI PYMNTS 240715 9ZTcIkMF7Y
07/15	186.12	The Hilb Group Bill.com 240715 015DHWOQSL3TC8W
07/15	125.00	Angle & Fifth LL 53019F5440 240715 24071218460102
07/15	88.00	+Lincoln Nationa EDI PYMNTS 240715 x5xuN1Ufqp
07/15	19.00	BRAINTREE FUNDING 240715 8TFKCJ
07/15	3.00	Arrowood Arrowpoint 240715 V-01103
07/15	4,000,000.00	INCOMING WIRE TRANSFER (MTS NO.240715010927)
07/15	106,650.95	INCOMING WIRE TRANSFER (MTS NO.240715007529)

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Main Document  Page 56 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/15	52,960.36	INCOMING WIRE TRANSFER (MTS NO.240715007530)
07/16	279,884.64	LOCKBOX DEPOSIT
07/16	126,932.45	LOCKBOX DEPOSIT
07/16	16,916.04	INTERNATIONAL PA TRADE PAY 240716
07/16	10,924.00	EDGEWOOD PARTNER VDR INVCES 240716 110832
07/16	4,564.89	FOUNDERSSEC2823 CREDITS 240715 EBIX, INC.
07/16	3,000.00	REGIONS BANK AP VEND PYMT 240712 Z565
07/16	2,923.74	Newman Financial July24Exp 240716 CTZIUS33
07/16	1,193.50	REGIONS BANK AP VEND PYMT 240712 Z565
07/16	945.25	REGIONS BANK AP VEND PYMT 240712 Z565
07/16	739.22	Mattamy PMD PAYMENT 240716 532906
07/16	266.00	REGIONS BANK AP VEND PYMT 240712 Z565
07/16	112.00	ALLIANTINOPER617 PREAUTHPAY 240716 EBIXINC-01
07/16	71.61	BRAINTREE FUNDING 240716 CMPK98
07/16	42.17	BRAINTREE FUNDING 240716 9G4GP4
07/17	379,225.88	SUN LIFE SLOC CCD 240715 0000006511
07/17	264,700.00	Aon Corporation BK-7587384 240717 BK-7587384
07/17	104,977.28	LOCKBOX DEPOSIT
07/17	48,000.00	Robert W. Baird PAYMENT 240717 0000054450
07/17	42,350.00	GREENWAY EDI PYMNTS 240717 00072547
07/17	39,876.77	E G C INC CCD PYMT 240716 072419813064172
07/17	25,077.46	BANKCARD MERCH DEP 240716 948907957005015
07/17	12,912.00	Robert W. Baird PAYMENT 240717 0000054450
07/17	10,122.00	NEDASTRA HOLDING EDI PYMNTS 240717 01-301520000318
07/17	9,114.75	MSA Worldwide, L PAYMENTS 240716 S20240006041276
07/17	5,865.75	AETNA INC PAYMENTS 240717 0000844420
07/17	5,764.50	LUBBOCK COUNTY H ACH Paymen 240717 SU-001270
07/17	5,201.87	FIVE POINT COMMU PAYMENTS 240716 29491052
07/17	3,090.64	CS&CO, INC CSEFTPYMNT 240716 618559592
07/17	2,113.50	LIMITED BRANDS LBI REMIT 240717 1028897248
07/17	2,034.01	BALDWIN RISK PAR DIRECT-PAY 240716 78086410
07/17	1,222.50	JOHNS HOPKINS AP TRADE PAY 240717
07/17	991.38	BALDWIN RISK PAR DIRECT-PAY 240716 78086583
07/17	352.32	TruStage CMFGL PYMT 240716 6298723
07/17	337.50	Robert W. Baird PAYMENT 240717 0000054450
07/17	256.64	5060 MONTCLAIR checking 240717 770021975
07/17	177.00	Robert W. Baird PAYMENT 240717 0000054450
07/17	89.00	CENTERSTONEI4386 ACH0715AP 240717 DISB655892
07/17	46.35	W US HOLDING COM ACH 240717 3696869
07/17	37.60	BRAINTREE FUNDING 240717 CYBK4P
07/17	35.78	BRAINTREE FUNDING 240717 KH9VV8
07/17	28.73	BRAINTREE FUNDING 240717 8JXCBD
07/18	224,132.00	TruStage CMFGL PYMT 240717 6302496
07/18	161,169.73	LOCKBOX DEPOSIT
07/18	81,907.50	ASPIDA LIFE INSU ALIC ACH R 240718 165405
07/18	50,000.00	Simplan Administ ACH Single 240718 234180
07/18	28,894.17	Symetra Fina 02 PAYABLES 240718 ZINNIA01
07/18	15,789.54	PREFERRED CARE S PAYMENT 240718 SUPPLIER_CONNEC

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/18	13,970.46	PREFERRED CARE S PAYMENT 240718 SUPPLIER_CONNEC
07/18	5,102.00	WESTERN SOUTHERN EDI PYMNTS 240718 02000012849
07/18	3,400.00	covr Financial Payments 240718 Ebix
07/18	1,599.00	PREFERRED CARE S PAYMENT 240718 SUPPLIER_CONNEC
07/18	525.00	TMG INSURANCE SE TMG INSURA 240717 SUP0244
07/18	502.49	TMG INSURANCE SE TMG INSURA 240717 SUP0244
07/18	125.36	BANKCARD MERCH DEP 240717 948907957005015
07/18	6.82	CONFIE ADMINISTR EDI PYMNTS 240718 0996182-IN
07/19	181,697.46	BANKCARD MERCH DEP 240718 948907957005015
07/19	106,911.62	AETNA INC PAYMENTS 240719 0000845582
07/19	57,270.73	M Financial Payment 071924 00000273/40
07/19	38,762.14	LOCKBOX DEPOSIT
07/19	24,444.29	FGBS FGBS JPM C 240719 35403
07/19	21,420.00	KPLLC7115 CORP PAY 240719
07/19	13,486.99	ZENITH AMERICAN DIRECT-PAY 240718 78324450
07/19	4,996.43	INTERNATIONAL PA TRADE PAY 240719
07/19	3,103.00	INSURANCE - 5886 CORP PAY 240719 EBIX30374
07/19	1,558.22	EAGLE LIFE AEGL PAYMENTS 240719
07/19	1,544.98	TruStage CMFGL PYMT 240718 6304390
07/19	1,091.15	CHMC ANESTHESIA PAYABLES 071824 EBIXINC
07/19	1,029.10	DESIGNS IN -1947 CORP PAY 240719 EBIX30374
07/19	1,011.15	MIDLAND NATIONAL ACCTPAYABL 240717 100019000684182
07/19	809.23	ASIANA MANAGEMEN Payment 240719 EBIXI001
07/19	682.97	ENTERSOLAR, LLC VENDOR PMT 240719 EBIX, INC.
07/19	675.00	MIDLAND NATIONAL ACCTPAYABL 240717 100019000684192
07/19	515.00	MSIS, Inc. ePay 240719
07/19	459.79	AMERICAN EXPRESS SETTLEMENT 240719 5430020156
07/19	209.79	LEVEL FOUR INSUR PAYROLL 240719
07/19	32.85	HomeStreet Bank DIRECT PAY 240718 C000001491
07/19	4,792,210.15	INCOMING WIRE TRANSFER (MTS NO.240719012406)
07/19	25,362.44	INCOMING WIRE TRANSFER (MTS NO.240719012476)
07/22	50,000.00	Simplan Administ ACH Single 240722 234630
07/22	38,974.03	Reliance Standar EDI PYMTS 240722 647132610
07/22	34,886.98	BANKCARD MERCH DEP 240719 948907957005015
07/22	24,000.00	ALTERA DIGITAL H EXP REIMB 072224
07/22	11,052.94	LOCKBOX DEPOSIT
07/22	2,958.00	JOHNS HOPKINS AP TRADE PAY 240722
07/22	2,443.74	SAN DIEGO GAS & Single 240722
07/22	1,632.73	AMERICAN EXPRESS SETTLEMENT 240720 1046396313
07/22	840.00	STANFORD UNIVERS SU DIRECT 240720 3359002
07/22	565.50	MAIN OPER ACCT NARS 240722 0358
07/22	77.00	RBC CAPITAL MARK PAYMENTS 240722
07/22	33.26	BRAINTREE FUNDING 240722 289VJ4
07/22	9.54	LOCKBOX DEPOSIT
07/22	.01	Fortress Financi ACCTVERIFY 240722 015WUMIUPO421LC
07/23	309,133.18	LOCKBOX DEPOSIT
07/23	167,740.80	KNIGHTS OF COLUM 1000378524 240723 10012000003754

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Main Document  Page 58 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/23	41,899.68	+Lincoln Nationa EDI PYMNTS 240723 hk1t7o9b87
07/23	41,899.68	+Lincoln Nationa EDI PYMNTS 240723 N3NJO6X3ld
07/23	35,517.00	UNIVERSAL INSURA ACH 240723 04323
07/23	23,979.25	JOHNS HOPKINS AP TRADE PAY 240723
07/23	15,228.15	JH LIFFE INS PAYMENT 072324 P12797526
07/23	13,191.93	BANKCARD MERCH DEP 240722 948907957005015
07/23	5,261.36	ADVANTEST PAYMENTS 240723 702245
07/23	3,686.68	+Lincoln Nationa EDI PYMNTS 240723 GuWIqRX0g0
07/23	3,111.15	HomeStreet Bank DIRECT PAY 240722 C000001491
07/23	3,058.30	RBC CAPITAL MARK PAYMENTS 240723
07/23	2,724.00	LTCI PARTNERS, L AP PAYMENT 240722 4020-1123
07/23	1,908.00	+Lincoln Nationa EDI PYMNTS 240723 RzHoasZ96i
07/23	1,484.00	+Lincoln Nationa EDI PYMNTS 240723 bkfMeWk5N0
07/23	1,429.00	J. Safra Inc. JSAFRA INC 240723 V0024612
07/23	1,429.00	J. Safra Inc. JSAFRA INC 240723 V0024613
07/23	1,212.80	AGENCY SERVICES CORP PAY 240723 ZINNIA
07/23	494.56	TALCOTT-RES LIFE 2420400003 240723 563909356225910
07/23	477.00	+Lincoln Nationa EDI PYMNTS 240723 s6YT8cWNeF
07/23	477.00	+Lincoln Nationa EDI PYMNTS 240723 eSGLtagWYw
07/23	303.94	AMERICAN EXPRESS SETTLEMENT 240723 1046396313
07/23	221.00	Integrated Marke AchBatch 240723 EBIX
07/23	202.05	BWD GROUP AP PAYMENT 240722 2103-1013
07/23	201.58	The Hilb Group Bill.com 240723 015LPZOPGS43QJ7
07/23	193.32	ROSE & KIERNAN, AP PAYMENT 240722 5525-1298
07/23	100.00	NFP CA INSURANCE AP PAYMENT 240722 4600-1107
07/23	69.95	ALLIANTINOPER617 PREAUTHPAY 240723 EBIXINC-01
07/23	6.32	BRAINTREE FUNDING 240723 G3NZ98
07/24	304,252.84	LOCKBOX DEPOSIT
07/24	169,628.42	LOCKBOX DEPOSIT
07/24	166,196.75	AMERICAN EXPRESS SETTLEMENT 240724 1046396313
07/24	100,007.88	ZELIS HEALTHCARE 12951 240724 1023386012951
07/24	68,947.84	RETURN SETTLE RETURN 240724 -SETT-AUTO 2
07/24	63,506.12	FMR LLC US-JPM-CCD 072424 2667805
07/24	52,735.16	LOCKBOX DEPOSIT
07/24	16,464.00	DISD EFT PYMT 240724 5212114
07/24	15,644.00	AM GEN LIF EDI PYMT 072324 2000022365
07/24	11,252.28	Bkly Tech Svcs L ACH 240723 AP0002471156
07/24	8,462.83	BANKCARD MERCH DEP 240723 948907957005015
07/24	5,760.25	BANKCARD MERCH DEP 240723 948907957005015
07/24	4,760.75	JOHNS HOPKINS AP TRADE PAY 240724
07/24	4,075.65	BRENTWOOD SVR OP VENDORPMT 240724 EBIXIN001
07/24	4,004.00	DIVERSIFIED BNFT PAYMENTS 240724
07/24	1,837.01	AMERICAN EXPRESS SETTLEMENT 240724 5430020156
07/24	638.60	PATRIOT GROWTH I PAYMENTS 240724 Ebix Inc
07/24	450.00	KING 8597 PAYMENTS 240724 Ebix Inc
07/24	201.00	ACM OPER ACCT VENDORPMT 240724 V-005231
07/24	171.00	LOCKBOX DEPOSIT
07/24	142.67	BRAINTREE FUNDING 240724 9TMH5T
07/24	72.00	ESKENAZI HEALTH ESKENAZI 240723
07/24	28.73	BRAINTREE FUNDING 240724 5NX54P

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Main Document  Page 59 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/24	11.02	6800 GEORGIA AVE PAYMENTS 240723 770021975
07/24	5.68	US ADMIN CLAIM VENDORPMT 240724 EBIXIN001
07/25	374,639.43	FMR LLC US-JPM-CCD 072524 2668618
07/25	221,119.28	BANKCARD MERCH DEP 240724 948907957005015
07/25	138,468.74	LOCKBOX DEPOSIT
07/25	109,697.77	EDGEWOOD PARTNER VDR INVCES 240725 111698
07/25	30,365.82	LOCKBOX DEPOSIT
07/25	19,664.38	BANKCARD MERCH DEP 240724 948907957005015
07/25	14,781.08	BANKCARD MERCH DEP 240724 948907957005015
07/25	13,608.83	BANKCARD MERCH DEP 240724 948907957005015
07/25	12,754.85	BANKCARD MERCH DEP 240724 948907957005015
07/25	11,212.41	UTAH TRANSIT AUT UTA EFT 240725 1455920
07/25	11,060.50	ANICO AP SAP 240725 110160004803602
07/25	7,985.35	AMERICAN EXPRESS SETTLEMENT 240725 1046396313
07/25	5,256.63	ICW Group Coupa Pay 240725 11334695
07/25	3,377.75	ALLIANZ LIFE INS EDI PYMNTS 240725 AP0000529129
07/25	2,773.13	HSBC Bank USA, N 6534880247 240724 3481876
07/25	2,150.00	LOCKBOX DEPOSIT
07/25	1,424.68	UTICA MUTUAL INS EFT MANUAL 240724 691124
07/25	1,097.11	ELECTROLUX-2122 ACH PAYMNT 072524 1001619052
07/25	580.95	SAN DIEGO GAS & Single 240725
07/25	560.96	COUNTY OF NAPA DIRECT PAY 240725 101081
07/25	400.00	UTICA MUTUAL INS EFT MANUAL 240724 691130
07/25	213.00	Society Insuranc Misc 240725 EBIX
07/25	133.96	BRAINTREE FUNDING 240725 6TCP58
07/25	58.63	INSURICA INSURAN CORP PAY 240725 V - EBIXINC-01
07/25	35.05	BRAINTREE FUNDING 240725 KDTM8P
07/25	17.06	OSG SHIP MANAGEM PAYMENTS 240725 900000008142984
07/25	7,314.00	INCOMING WIRE TRANSFER (MTS NO.240725012250)
07/26	201,000.93	DEPOSIT
07/26	161,915.00	FMR LLC US-JPM-CCD 072624 2669428
07/26	161,028.59	LOCKBOX DEPOSIT
07/26	60,936.00	SUN LIFE SLOC CCD 240724 0000006721
07/26	14,843.00	AAICPREMIUM PAYMENT 240718 S-0220
07/26	12,005.53	BANKCARD MERCH DEP 240725 948907957005015
07/26	7,406.46	CWI INC 25-JUL-24 072624 20260954
07/26	6,124.65	Fetzer Vineyards PAYMENT 240726
07/26	4,000.00	MARYKNOLL F N B AP 240726 20091
07/26	2,900.89	Prosperity Servi EDI PYMNTS 240726 844421
07/26	2,183.16	DUCK CREEK TECHN 38031 240725 238182
07/26	1,830.00	CHARLES TAYLOR CORP PAY 240726
07/26	1,136.00	A.G.I.A., Inc Payment 240726 7789
07/26	1,134.49	Hotaling Group I Zinnia Dis 072624
07/26	1,014.00	BROOKFIELD HOSPI CASH CONC 240725 01073279
07/26	588.00	MIDWESTER - 3662 PAYMENT 072424 EBIXI001
07/26	544.38	OSCARMANAGEMENTC EDI PYMNTS 240726 100989082318649
07/26	515.67	BANKCARD MERCH DEP 240725 948907957005015
07/26	322.00	32250 IMAGING H FIDESIC 072624 339766122
07/26	309.14	AMERICAN EXPRESS SETTLEMENT 240726 1046396313

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Main Document  Page 60 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/26	116.88	JH LIFFE INS PAYMENT 072624 P12865427
07/26	55.03	BRAINTREE FUNDING 240726 BMJ28P
07/26	43.35	BRAINTREE FUNDING 240726 8PTPJP
07/26	38.39	Sequoia Living I EDI PYMNTS 240726 00021670
07/26	24.15	BRAINTREE FUNDING 240726 5D828P
07/26	102,539.30	INCOMING WIRE TRANSFER (MTS NO.240726003737)
07/29	333,700.00	AAC INC PAYNAP 240729 S280055
07/29	125,897.43	FMR LLC US-JPM-CCD 072924 2670470
07/29	82,353.00	Consociate Group EBIX 240729 EBIX INC
07/29	74,656.00	Ameritas Life In XO01ACH 240729 XO010000014441
07/29	33,825.18	PACIFIC LIFE INS ACH 240726 AP0014019067
07/29	31,490.10	MIDLAND NATIONAL ACCTPAYABL 240725 100019000683122
07/29	24,832.87	LOCKBOX DEPOSIT
07/29	14,267.35	BANKCARD MERCH DEP 240726 948907957005015
07/29	10,817.77	OPERATING ACCT CASH DISB 240731
07/29	5,775.19	HOMES BY WEST BA AP 240726 ET032031
07/29	4,987.50	BROWN & BROWN PAYMENTS 240726 EFT-01951781
07/29	4,676.00	PRUDENTIAL FINAN VEND PYMT 240727 716681
07/29	3,072.13	LOCKBOX DEPOSIT
07/29	2,867.50	BROWN & BROWN PAYMENTS 240726 EFT-01951488
07/29	2,835.00	MIDLAND NATIONAL ACCTPAYABL 240725 100019000683132
07/29	2,729.57	DMI MARKETING IN AchBatch 240729 22426564
07/29	2,562.29	BWX Technologies PAYMENTS 240729 21872000094325
07/29	1,585.21	NATIONAL COU6450 Payment 240726 AC00017701
07/29	1,520.20	CompSourceMutual Invoice 240729
07/29	1,390.43	FRATES BENEFITS EBIX 240729 14962821
07/29	645.43	BANKCARD MERCH DEP 240726 948907957005015
07/29	525.00	Nashville Wire Payables 240729 SUP0000360
07/29	423.00	Relation Insuran PAYMENTS 240727 17169053
07/29	307.64	AMERICAN EXPRESS SETTLEMENT 240727 1046396313
07/29	250.00	MIDLAND NATIONAL ACCTPAYABL 240725 100019000683032
07/29	126.25	Relation Insuran PAYMENTS 240727 17169062
07/29	99.95	FRST BK MRCH SVC DEPOSIT 240728 374212269889
07/29	95.40	ALMO CORPORATION PAYMENTS 240726 33061
07/29	86.22	BRAINTREE FUNDING 240729 JDMSYP
07/29	56.75	BROWN & BROWN PAYMENTS 240726 EFT-01951673
07/29	28.73	BRAINTREE FUNDING 240729 6DDCQT
07/29	23.10	SKYWAY CEMENT CO TRADE PAY 240726 05100
07/29	22.02	MIDLAND NATIONAL ACCTPAYABL 240725 100019000679802
07/29	19.96	BROWN & BROWN PAYMENTS 240726 EFT-01951519
07/29	19.00	Goddard Systems EDI PYMNTS 240729 VENDPYMT1701
07/29	18.00	CHARLES TAY 0428 CORP PAY 240729
07/29	16.68	LOCKBOX DEPOSIT
07/29	12.12	BRAINTREE FUNDING 240729 4PFY58
07/29	3.83	ICMA-RC DBA MSQ TRADE PAY 240729 S-0818
07/30	131,948.67	AMERIPRISE FINAN AFWFACH 240729 240729S-0004765
07/30	120,521.48	LOCKBOX DEPOSIT
07/30	115,436.05	EDWARD JONES EDI PYMNTS 240730 01709040
07/30	105,912.10	MASSACHUSETTS MU EXPENSES M 240729 ZINNIA

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Main Document  Page 61 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/30	81,027.20	ALLIANZ LIFE INS EDI PYMNTS 240730 AP0000529929
07/30	67,153.66	AETNA INC PAYMENTS 240730 0000850278
07/30	50,141.34	FORETHOUGHT LIFE ACH 240729 AP0000085300
07/30	30,025.69	Simplan Administ ACH Single 240730 235550
07/30	15,917.94	FORETHOUGHT LIFE ACH 240729 AP0000085303
07/30	14,758.39	METRO AIRPORTS C APVENDORS 240729 277947
07/30	13,040.50	SANTA CLARA COUN VENDOR PMT 240730 0005004222
07/30	11,225.59	AMERICAN EXPRESS SETTLEMENT 240730 1046396313
07/30	7,599.25	ONEGAS PAYMENTS 240730 1312863
07/30	6,907.68	RFB INTERESTS IN PAYMENTS 240730
07/30	6,876.77	Skyhawk Chemical PY07/29/24 240726 00EBIXINC
07/30	4,938.77	RFB INTERESTS IN PAYMENTS 240730
07/30	4,573.14	RFB INTERESTS IN PAYMENTS 240730
07/30	4,573.14	RFB INTERESTS IN PAYMENTS 240730
07/30	3,799.39	WASTE MANAGEMENT DOMTBOA037 240730 9000495052
07/30	2,207.25	JOHNS HOPKINS AP TRADE PAY 240730
07/30	1,692.29	GA FINANCIAL COM ACH 240729 AP0000085329
07/30	1,561.22	FORETHOUGHT LIFE ACH 240729 AP0000085301
07/30	1,296.00	ONEOK, INC 4988923176 240730 498892
07/30	1,195.49	DESIGNER BRANDS EDI PYMNTS 240730 56549
07/30	929.50	GA FINANCIAL COM ACH 240729 AP0000085332
07/30	622.29	Brookfield Power 0/136902/1 240730 136902/240730/3
07/30	605.06	ARTHUR J GALLAGH DOMTZZ2009 240729 002EFTI041433
07/30	545.90	BANKCARD MERCH DEP 240729 948907957005015
07/30	527.10	ARTHUR J GALLAGH DOMTZZ2009 240729 002EFTI041337
07/30	521.52	BROWN & BROWN PAYMENTS 240729 EFT-01952026
07/30	488.54	AMERICAN EXPRESS SETTLEMENT 240730 5430020156
07/30	450.00	LOMAX SOLUTIONS ACH Pmt 240730 11139549554
07/30	200.01	NATIONAL BROKERA Ven Co 240730 Vendor 11
07/30	187.22	BANKCARD MERCH DEP 240729 948907957005015
07/30	107.00	Hibu Inc AP PAYMENT 240730 036076150
07/30	86.02	Mohawk Carpet LL EDI PYMNTS 240730 81250000638928
07/30	71.41	BRAINTREE FUNDING 240730 JTSMHJ
07/30	57.46	BRAINTREE FUNDING 240730 5RYWRD
07/30	42.67	AMERICAN FAMILY PAYMENT 240729 240729EBIX INC
07/30	36.00	OpenSesame Bill.com 240730 015DGMZGIT4BRZT
07/30	.76	Excel Industries VENDOR PMT 240730
07/31	210,040.49	MAN LIFE INS PAYMENT 073124 P12998044
07/31	201,404.91	JH LIFFE INS PAYMENT 073124 P12998065
07/31	137,969.34	LOCKBOX DEPOSIT
07/31	73,553.69	Guardian Life In PAYMENTS 240731 1367089
07/31	27,338.28	LOCKBOX DEPOSIT
07/31	27,158.47	BANKCARD MERCH DEP 240730 948907957005015
07/31	19,515.07	PRINCIPAL LIFE PML/CRE 240730 PACT#233808516
07/31	8,580.00	FRST BK MRCH SVC DEPOSIT 240730 374212269889
07/31	7,192.36	ARTHUR J GALLAGH DOMTZZ2009 240730 002EFTI041657
07/31	4,103.18	EDWARD JONES EDI PYMNTS 240731 01709287
07/31	4,025.93	P96822 HIGH GROU PAYMENTS 240731
07/31	2,500.00	ALERA GROUP INC DIRECT-PAY 240730 79042868
07/31	2,373.15	AETNA INC PAYMENTS 240731 0000850833

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Main Document  Page 62 of 74

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
07/31	1,917.94	Security Benefit SB Busines 240730 0000014060
07/31	463.50	PS DEBIT PAYABLES 240731 EBIX
07/31	348.82	BANKCARD MERCH DEP 240730 948907957005015
07/31	129.38	VS Service Compa EDI PYMNTS 240731 040EACH000344
07/31	85.06	JANNEY PAYMENT 240731 E1004989
07/31	71.61	BRAINTREE FUNDING 240731 D4PFPP
07/31	69.92	BRAINTREE FUNDING 240731 CZN7DP
07/31	66.00	Security Benefit SB Busines 240730 0000014060
07/31	27.29	SIMPLOT AB RETAI AP ACH PMT 240730 01460415
07/31	10,310.00	INCOMING WIRE TRANSFER (MTS NO.240731007253)

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	= 12,105,902.70
07/01	9,911,871.98	07/12	7,967,204.32	07/23	12,311,395.73
07/02	10,538,264.34	07/15	11,532,307.77	07/24	13,299,209.44
07/03	8,698,792.07	07/16	11,968,855.69	07/25	12,420,964.41
07/05	8,464,811.20	07/17	6,989,029.36	07/26	13,151,282.57
07/08	8,977,418.97	07/18	7,022,992.72	07/29	12,991,144.40
07/09	9,037,111.22	07/19	12,089,783.18	07/30	12,918,488.57
07/10	7,987,337.17	07/22	11,686,461.17	07/31	12,105,902.70
07/11	7,319,810.19

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 64 of 74 US747 | BR558 | 4 ROP 450 P.O. Box 7000 Providence, RI 02940 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 PAYROLL 1 EBIX WAY JOHNS CREEK GA 30097-5801 Commercial Account Statement Page 1 of 4 Beginning July 01, 2024 through July 31, 2024 Questions? Contact us today: CALL: Commercial Account Customer Service 1-800-862-6200 VISIT: Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 PAYROLL Business Checking w/Interest XXXXXX-349-3 Business Checking w/Interest for XXXXXX-349-3 Balance Calculation Balance Previous Balance .00 Average Daily Balance .00 Checks — 4,997.22 Interest Debits — 1,316,333.54 Current Interest Rate .00% Deposits & Credit + 1,321,330.76 Annual Percentage Yield Earned .00% Interest Paid + .00 Number of Days Interest Earned 31 Current Balance = .00 Interest Earned .00 Interest Paid This Year .00 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $0 Your next statement period will end on August 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 65 of 74

Business Checking w/Interest for XXXXXX-349-3 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3

Checks (Note - checks that are present out of numeric sequence are denoted with an asterisk (*))

							Previous Balance
Check #	Amount	Date	Check	#	Amount	Date		.00
605	250.00	07/15	1017	*	594.63	07/15		Total Checks

606	250.00	07/31	1018		3,902.59	07/15	-	4,997.22

Debits** **May include checks that have been processed electronically by the payee/merchant.							Total Debits
							-	1,316,333.54
Date	Amount	Description
Other Debits
07/03	73,183.69	OUTGOING WIRE TRANSFER (MTS NO.240703003899)
07/03	565,480.08	OUTGOING WIRE TRANSFER (MTS NO.240703003896)
07/15	11,770.13	OUTGOING WIRE TRANSFER (MTS NO.240715012013)
07/18	470,055.93	OUTGOING WIRE TRANSFER (MTS NO.240718003457)
07/18	80,613.15	OUTGOING WIRE TRANSFER (MTS NO.240718003460)
07/30	115,230.56	OUTGOING WIRE TRANSFER (MTS NO.240730003445)

Deposits & Credits							Total Deposits & Credits
							+	1,321,330.76
Date	Amount	Description
07/03	638,663.77	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
07/15	16,517.35	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
07/18	550,669.08	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
07/30	115,230.56	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
07/31	250.00	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF

Daily Balance							Current Balance
							=	.00
Date	Balance	Date	Balance		Date	Balance
07/03	.00	07/18	.00		07/31	.00
07/15	.00	07/30	.00

Please See Additional Information on Next Page

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Main Document  Page 66 of 74

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 67 of 74 Page 4 of 4 ELECTRONIC TRANSFERS Checking Account Balance Worksheet Before completing this worksheet, please be sure to adjust your checkbook register balance by Adding any interest earned Subtracting any fees or other charges 1 Your current balance on this statement $ Current Balance 2 List deposits which do not appear on this statement Date Amount Date Amount + $ Total of 2 3 Subtotal by adding 1 and 2 In Case of Errors or Questions About Your Electronic Transfers (For Consumer Accounts Used Primarily for Personal, Family or Household Purposes) Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. Tell us your name and account number, if any. Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt. It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information. For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. (For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.) OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY = $ Subtotal of 1 and 2 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement. Date/ Amount Date/ Amount Check No. Check No. - $ Total of 4 Subtract 4 from 3. This should match your checkbook register balance. = $ CUSTOMER SERVICE Total If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the followingaddress: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001 Change of Address Please call the number shown at the front of your statement to notify us of a change of address. DEPOSIT ACCOUNTS ARENON-TRANSFERABLE Personal deposit accounts, such as CD s and savings accounts, cannot be transferred to another person or to a corporate entity. What To Do If You Think You Find A Mistake On Your Statement: If you think there is an error on your statement write to us at the customer service address provided as soon as possible. In your letter, give us the following information: Account information: Your name and account number. Dollar amount: The dollar amount of the suspected error. Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake. You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true: We cannot try to collect the amount in question or report you as delinquent on that amount. The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount. While you do not have to pay the amount in question, you are responsible for the remainder of your balance. We can apply any unpaid amount against your credit limit. INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD Calculating your Interest Charge We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period. Calculating your Average Daily Balance To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account. Credit Bureau Reporting We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete. Citizens is a brand name of Citizens Bank, N.A. REV 12/22 Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 895 Filed 08/21/24 Entered 08/21/24 14:50:30 Desc Main Document Page 68 of 74 TAIMMA COMMUNICATIONS INC Statement of Account Monday, July 01, 2024—Wednesday, July 31, 2024 Account Name: Account: Branch: Currency: 04280 7336091 7336091 4280 USD B/D Description Debit Credit Date Balance Balance Forward 07/02/2024 $344.95 Service Charge $5.00 07/22/2024 $339.95 Closing Balance 07/31/2024 $339.95 Totals: $5.00 $0.00 Item Count: 1 0 Generated on: 08:20:18 Thu Aug 15, 2024 Page 4

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 69 of 74

Ebix, Inc

PNC

Bank Reconciliation

July 31, 2024

Bank Ac# 0832

GL# 100350

Date	Description	Amount
7/31/24	Book Balance	$37,298.05
	Outstanding Checks	305,456.74
	2/29 Check 6864 Reversal	(1,000.00)
	Duplicate Checks Cleared Nov23	(1,883.75)
	Checks voided and cleared Jan24	($13,786.36)
	Checks voided and cleared Feb24	($1,100.00)
	Returned Checks Nov23	6,050.00
	Returned Checks Jan24	450.00
	Returned Check Apr24	4,900.00
	Transfers
	Fees

	Adjusted Book Balance	336,384.68

7/31/24	Bank Balance	336,384.68
	Difference	0.00

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 70 of 74

Ebix, Inc

Citizens Main Operating

Bank Reconciliation

July 31, 2024

Bank A/C #: xxxxxx2705

GL#: 100430; Bank code B

Date	Description	Amount
7/31/24	Book Balance	12,440,281.51
7/31/24	Outstanding Checks	6,759.00
7/31/24	Detailed CR reconciling items	$116,490.27
7/31/24	Payve Vs AMEX 4663	(72,252.00)
7/31/24	Credit Card Deposits in Transit	(349,593.67)
7/31/24	Detailed AP MC rec items	$182,564.75
7/31/24	OA Rec	($177,726.54)
	Duplilcates (posted to both Zinnia and Ebix)	(40,618.00)
	immaterial variance	(2.62)

	Adjusted Book Balance	12,105,902.70

7/31/24	Bank Balance	12,105,902.70
	Difference	0.00

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 71 of 74

Ebix, Inc

Payroll- Regions

Bank Reconciliation

July 31, 2024

Bank A/C #: xxxxxx8891

G/L A/C #: 100440

Date	Description	Amount
7/31/24	Book Balance	(598,557.92)
	Outstanding Checks:	590.72
	Timing diff. 08/02 Payroll recorded in GL @ 07/31	597,965.73
	Unreconciled Difference	1.47

	Adjusted Book Balance	(0.00)

7/31/24	Bank Balance	—

	Difference	(0.00)

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 72 of 74

Ebix, Inc

Regions Oakstone

Bank Reconciliation

July 31, 2024

Bank A/C #: xxxxxx6154

G/L A/C #: 100445

Date	Description	Amount
7/31/24	Book Balance	$4,338,361.87
7/31/24	Wires in transit	26,245.17
7/31/24	Passthrus not posted
7/31/24	Old Checks in transit	(4,152.79)
7/31/24	CC in transit	(719,217.63)
7/31/24	July checks posted, not in bank	(45,640.23)
	Adjusted Book Balance	3,595,596.39

7/31/24	Bank Balance	3,595,596.39
	Difference	—

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Main Document  Page 73 of 74

Ebix, Inc

Checking GL# 100500-0000-00-0000 - TD Bank- # xxxxx xxx6091 (in USD)

Bank Reconciliation

July 31, 2024

Date	Description	Amount
7/31/24	Book Balance	349.95
	Bank Fees	(10.00)

	Adjusted Book Balance	$339.95

7/31/24	Bank Balance	339.95
	Difference	—

Case 23-80004-swe11  Doc 895  Filed 08/21/24  Entered 08/21/24 14:50:30 Desc

Main Document  Page 74 of 74

Date	Check Number	Amount	Vendor	Entity
7/30/2024		(2,304.00)	Savela and Associates,	Ebix, Inc.
7/30/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
7/30/2024		(2,050.00)	Travis Burke	Ebix, Inc.
7/30/2024		(1,892.13)	Iao Seng Teng Janbro	Ebix, Inc.
7/30/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
7/30/2024		(1,210.09)	Paycomm Payroll	Ebix, Inc.
7/30/2024		(1,210.00)	Katie Pouncey	Ebix, Inc.
7/30/2024		(1,200.00)	EMILY MEALER	Ebix, Inc.
7/30/2024		(1,107.39)	UPSBILLCTR	Ebix, Inc.
7/30/2024		(1,000.00)	Paul William Harms	Ebix, Inc.
7/30/2024		(987.50)	Carolyn Donahoe	Ebix, Inc.
7/30/2024		(800.00)	Renee Cocchi	Ebix, Inc.
7/30/2024		(680.00)	Amy I Hall	Ebix, Inc.
7/30/2024		(580.00)	CATHERINE CREASMAN	Ebix, Inc.
7/30/2024		(560.00)	Kelley Allison Turner	Ebix, Inc.
7/30/2024		(548.34)	Lumen	Ebix, Inc.
7/30/2024		(500.00)	Google Inc	Ebix, Inc.
7/30/2024		(500.00)	QUARTERLY FEE	Ebix, Inc.
7/30/2024		(350.00)	Mineral Inc	Ebix, Inc.
7/30/2024		(300.00)	Karel deLeeuw MD	Ebix, Inc.
7/30/2024		(170.66)	Sams Club	Ebix, Inc.
7/30/2024		(134.30)	Cintas Corporation	Ebix, Inc.
7/30/2024		(84.34)	Web Network Solutions	Ebix, Inc.
7/30/2024		(24.00)	Omnione Sales	Ebix, Inc.
7/30/2024	15070	(800.00)	Marshall S Baker	Ebix, Inc.
7/30/2024	15074	(400.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
7/30/2024	15008	(300.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
7/30/2024	15096	(300.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
7/30/2024	15105	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
7/31/2024		(1,540,089.64)	Zinnia Distributor Solutions LLC	Ebix, Inc.
7/31/2024		(3,575.10)	Renaissance Hotel	Ebix, Inc.
7/31/2024		(3,134.48)	CA DEPT TAX FEE	Ebix, Inc.
7/31/2024		(1,996.55)	OPTUM BANK	Ebix, Inc.
7/31/2024		(1,480.60)	EBIX EMPMED+DNTL	Ebix, Inc.
7/31/2024		(411.00)	Extra Space	Ebix, Inc.
7/31/2024		(316.50)	Extra Space	Ebix, Inc.
7/31/2024		(250.00)	Paycomm Payroll	Ebix, Inc.
7/31/2024		(170.10)	Stericycle	Ebix, Inc.
7/31/2024		(86.34)	Web Network Solutions	Ebix, Inc.
7/31/2024		(52.88)	Amazon	Ebix, Inc.
7/31/2024		(48.16)	Web Network Solutions	Ebix, Inc.
7/31/2024		(15.00)	SMTP2Go	Ebix, Inc.
7/31/2024		(14.16)	Name-cheap.com	Ebix, Inc.
7/31/2024	15086	(2,739.30)	GreatAmerica Financial Svcs	Ebix, Inc.
7/31/2024	14934	(1,000.00)	Andrej Petrov	Ebix, Inc.
7/31/2024	15081	(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
7/31/2024	15095	(315.00)	OPTUM INSIGHT	Ebix, Inc.
7/31/2024	15076	(150.00)	MATTHEW R BYARLAY	Ebix, Inc.
7/31/2024	15103	(8.91)	Joseph Sigala	Ebix, Inc.
7/31/2024		(1,512.51)	PNC Bank	Ebix, Inc.

		$(13,816,855.15)		Ebix, Inc. Subtotal

		$(13,816,855.15)		Grand Total